               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

                $ 59,500,000 3.970% Asset-Backed Notes, Class A-1
                $120,000,000 4.325% Asset-Backed Notes, Class A-2
                $ 63,500,000 4.406% Asset-Backed Notes, Class A-3
                $107,000,000 4.522% Asset-Backed Notes, Class A-4

                                   ----------

                                    INDENTURE

                           Dated as of October 1, 2005

                                   ----------

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                                Indenture Trustee

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

   SECTION 2.9.   Payment of Principal and Interest; Defaulted Interest..     9

                                       i

   SECTION 5.3.   Collection of Indebtedness and Suits for Enforcement

   SECTION 5.8.   Unconditional Rights of Noteholders To Receive

   SECTION 6.13.  Representations and Warranties of the Indenture

                                       ii

   SECTION 6.16.  Control by the Controlling Party.......................    45

ARTICLE VII    Noteholders' Lists and Communications.....................    45
   SECTION 7.1.   Issuer To Furnish To Indenture Trustee Names and
                  Addresses of Noteholders...............................    45
   SECTION 7.2.   Preservation of Information; Communications to

   SECTION 9.1.   Supplemental Indentures Without Consent of

   SECTION 11.4.  Notices, etc., to Indenture Trustee, Issuer and

                                      iii

   SECTION 11.17. Inspection.............................................    61
   SECTION 11.18. Rights of Note Insurer as Controlling Party............    61
   SECTION 11.19. Effect of Policy Expiration Date.......................    61

                                       iv

                              ANNEXES AND EXHIBITS

Annex     A     Defined Terms

Exhibit   A-1   Form of Class A-1 Note
Exhibit   A-2   Form of Class A-2 Note
Exhibit   A-3   Form of Class A-3 Note
Exhibit   A-4   Form of Class A-4 Note
Exhibit   B     Form of Depository Agreement
Exhibit   C     Form of Certificate as to ERISA Matters

                                        v

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

                  Reconciliation and Tie between the Indenture
                       dated as of October 1, 2005 and the
                     Trust Indenture Act of 1939, as amended

                 RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                    ACT OF 1939 AND INDENTURE PROVISIONS(1) *

Trust Indenture Act Section   Indenture Section
---------------------------   -----------------
     Section 310(a)(1)           Section 6.11
           (a)(2)                     6.11
           (a)(3)                     6.10
           (a)(4)               Not Applicable
            (b)                       6.11
            (c)                 Not Applicable
           311(a)                     6.12
            (b)                       6.12
           312(a)                     7.1
            (b)                       7.2
            (c)                       7.2
           313(a)                     7.4
            (b)                       7.4
            (c)                     7.3, 7.4
            (d)                       7.3
         314(a)(4)                    3.9
            (b)                 Not Applicable
            (c)                    2.11, 8.2
            (d)                    2.11, 8.2
            (e)                      11.1
           315(a)                     6.1
            (b)                       6.5
            (c)                       6.1
            (d)                       6.1
            (e)                       5.14
   316(a)(last sentence)        Not Applicable
         (a)(1)(A)                    5.3
         (a)(1)(B)                    5.13
         317(a)(1)                    5.4
           (a)(2)                   5.3(e)
            (b)                       3.3

----------
          (1) This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

                                       vi

           318(a)               Not Applicable
            (b)                 Not Applicable
            (c)                 Not Applicable

                                       vii

          INDENTURE dated as of October 1, 2005, between LONG BEACH ACCEPTANCE
AUTO RECEIVABLES TRUST 2005-B, a Delaware statutory trust (the "Issuer"), and
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association organized under the laws of the United States, as indenture trustee (the "Indenture Trustee").

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's 3.970%
Asset-Backed Notes, Class A-1, 4.325% Asset-Backed Notes, Class A-2, 4.406%
Asset-Backed Notes, Class A-3, and 4.522% Asset-Backed Notes, Class A-4,
(collectively the "Class A Notes" or the "Notes") and 5.25% Asset-Backed
Certificates (the "Class C Certificates").

          As security for the payment and performance by the Issuer of its obligations under this Indenture, the Notes and the Class C Certificates, the
Issuer has agreed to assign the Pledged Property (as defined below) as collateral to the Indenture Trustee for the benefit of the Noteholders and the
Class C Certificateholders.

          Financial Security Assurance, Inc. (the "Note Insurer"), for the
benefit of the Class A Noteholders, has issued and delivered a financial guaranty insurance policy, dated the Closing Date (with endorsements, the
"Policy"), pursuant to which the Note Insurer guarantees Scheduled Payments, as defined in the Insurance Agreement.

          As an inducement to the Note Insurer to issue and deliver the Policy, the Issuer and the Note Insurer have executed and delivered the Insurance and
Indemnity Agreement, dated as of October 1, 2005 (as amended from time to time, the "Insurance Agreement"), among the Note Insurer, the Issuer, Long Beach
Acceptance Corp., a Delaware corporation, ("LBAC") and Long Beach Acceptance
Receivables Corp., a Delaware corporation, as transferor, (the "Transferor").

          As an additional inducement to the Note Insurer to issue the Policy, and as security for the performance by the Issuer of its obligations under this
Indenture and as security for the performance by the Issuer of its obligations under this Indenture, the Issuer has agreed to assign the Pledged Property (as defined below) as collateral to the Indenture Trustee for the benefit of the
Noteholders, the Class C Certificateholders and the Note Insurer, as their respective interests may appear.

                                 GRANTING CLAUSE

          The Issuer hereby Grants to the Indenture Trustee for the benefit of the Noteholders, the Class C Certificateholders and the Note Insurer all of the
Issuer's right, title and interest in and to the following property (the
"Pledged Property") now owned or hereafter acquired:

     (i)  the Initial Receivables listed in Schedule A hereto and the Subsequent
          Receivables listed in Schedule A to the related Transfer Agreement, all monies received on the Receivables after the applicable Cutoff
          Date, all monies received in respect of principal on the Initial
          Receivables during the month of September 2005 and, with respect to the Initial Receivables and the Subsequent Receivables which are
          Precomputed Receivables, the related Payahead Amount, and all
          Liquidation Proceeds and Recoveries received with respect to such
          Receivables;

     (ii) the security interests in the related Financed Vehicles granted by the related Obligors pursuant to the Receivables, and any other interest of the Transferor in such Financed Vehicles, including the certificates of title and any other evidence of ownership with respect to such Financed Vehicles;

     (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates or the
          VSI Policy, if any, relating to the related Financed Vehicles or the related Obligors, including any rebates and premiums;

     (iv) property (including the right to receive future Liquidation Proceeds)
          that secures a Receivable, and that has been acquired by or on behalf of the Issuer pursuant to the liquidation of such Receivable;

     (v)  the Purchase Agreement, each Transfer Agreement and the Sale and
          Servicing Agreement, including a direct right to cause LBAC to purchase Receivables from the Trust upon the occurrence of a breach of any of the representations and warranties contained in Section 3.03(b)
          of the Purchase Agreement or Section 4 of the related Transfer
          Agreement, or the failure of LBAC to timely comply with its obligations pursuant to Section 5.05 of the Purchase Agreement;

     (vi) refunds for the costs of extended service contracts with respect to the related Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering a related Obligor or Financed
          Vehicle or his or her obligations with respect to such Financed
          Vehicle and any recourse to Dealers for any of the foregoing;

     (vii) the Legal Files and the Receivable Files related to each Receivable and any and all other documents that LBAC keeps on file in accordance with its customary procedures relating to the Receivables, the related
          Obligors or the related Financed Vehicles;

     (viii) all amounts and property from time to time held in or credited to the Collection Account, the Pre-Funding Account, the Note Account and
          the Supplemental Enhancement Account;

     (ix) all amounts and property from time to time held in or credited to the
          Lock-Box Account, to the extent such amounts and property relate to the Receivables;

     (x)  any proceeds from recourse against Dealers (other than any Chargeback
          Obligations), including any Dealer Title Guaranties with respect to the sale of the Receivables; and

     (xi) the proceeds of any and all of the foregoing.

The foregoing Grant is made in trust to the Indenture Trustee for the benefit of the Noteholders, the Class C Certificateholders and the Note Insurer. The
Indenture Trustee hereby acknowledges such Grant, accepts the trusts under this
Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the end that the interests of such parties, recognizing the priorities of their respective interests may be adequately and effectively protected.

                                    ARTICLE I

                                   Definitions

          SECTION 1.1. Definitions. Whenever used in this Indenture, capitalized terms used and not otherwise defined herein shall have the meanings set forth in
Annex A attached hereto.

          SECTION 1.2. Incorporation by Reference of Trust Indenture Act.
Whenever this Indenture refers to a provision of the Trust Indenture Act of
1939, as amended (the "TIA"), such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the Securities and Exchange Commission.

          "indenture securities" means the Notes.

          "indenture security holder" means a Noteholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Indenture
     Trustee.

          "obligor" on the indenture securities means the Issuer.

          All other TIA terms used in this Indenture that are defined by the
TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

          SECTION 1.3. Rules of Construction. Unless the context otherwise requires:

          (i) a term has the meaning assigned to it;

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

          (iii) "or" is not exclusive;

          (iv) "including" means including without limitation; and

          (v) words in the singular include the plural and words in the plural include the singular.

                                   ARTICLE II

                                    The Notes

          SECTION 2.1. Form. The Class A-1 Notes, the Class A-2 Notes, the Class
A-3 Notes and the Class A-4 Notes shall be in substantially the forms set forth in Exhibits A-1, A-2, A-3 and A-4 respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

          The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

          Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits A-1, A-2, A-3 and A-4 respectively, are part of the terms of this Indenture.

          SECTION 2.2. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by an authorized representative of the Owner
Trustee. The signature of any such authorized representative on the Notes may be manual or facsimile.

          Notes bearing the manual or facsimile signature of individuals who were at any time authorized representatives of the Owner Trustee shall bind the
Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          The Indenture Trustee shall, upon receipt of the Policy and the Issuer
Order, authenticate and deliver (i) Class A-1 Notes for original issue in an aggregate principal amount of $59,500,000, (ii) Class A-2 Notes for original issue in an aggregate principal amount of $120,000,000, (iii) Class A-3 Notes for original issue in an aggregate principal amount of $63,500,000 and (iv)
Class A-4 Notes for original issue in an aggregate principal amount of

$107,000,000. The Notes outstanding at any time may not exceed such amounts except as provided in Section 2.5.

          The Notes shall be issuable as registered Notes. The Class A Notes will be issuable in minimum denominations of one hundred thousand dollars
($100,000) and integral multiples of one thousand dollars ($1,000) in excess thereof.

          No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual or facsimile signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          SECTION 2.3. Temporary Notes. Pending the preparation of Definitive
Notes, the Issuer may execute and, upon receipt of an Issuer Order, the
Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such
Notes.

          If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive
Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

          SECTION 2.4. Registration; Registration of Transfer and Exchange. (a)
The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers and exchanges of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers and exchanges of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

          If a Person other than the Indenture Trustee is appointed by the
Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an authorized signatory thereof as to the names and addresses of the Noteholders of the Notes and the principal amounts and number of such Notes.

          No transfer of a Note shall be made to any Person unless the Indenture
Trustee has received a certificate (substantially in the form of Exhibit C hereto) from such transferee to the effect that such transferee (a) is not a
Plan and is not acting on behalf of or investing the assets of a Plan or (b) a
Department of Labor prohibited transaction class exemption applies to the transferee's acquisition and continued holding of such Note. The preparation and delivery of the certificate referred to above shall not be an expense of the
Indenture Trustee or the Transferor but shall be borne by the transferee. Each transferee of a beneficial ownership interest in a book-entry Note shall be deemed to make one of the foregoing representations and shall not be required to deliver the certificate referred to above.

          (b) With respect to the Notes held in book-entry form, the Notes shall be registered in the name of a nominee designated by the Clearing Agency (and may be aggregated as to denominations with other Notes held by the Clearing
Agency). With respect to Notes held in book-entry form:

               (1) the Note Registrar and the Indenture Trustee will be entitled to deal with the Clearing Agency for all purposes of this Indenture
          (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

               (2) the rights of Note Owners will be exercised only through the
          Clearing Agency and will be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the
          Clearing Agency Participants pursuant to the Depository Agreement; and

               (3) whenever this Indenture or any of the Basic Documents
          requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Note Balance, the Clearing Agency will be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

     Neither the Indenture Trustee nor the Note Registrar shall have any responsibility to monitor or restrict the transfer of beneficial ownership in any Note an interest in which is transferable through the facilities of the
Clearing Agency.

     If (i)(A) the Issuer advises the Indenture Trustee in writing that the
Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes as described in the Depository
Agreement and (B) the Issuer is unable to locate a qualified successor with respect to which (unless a Note Insurer Default has occurred and is continuing)
the Note Insurer has provided its prior written consent, (ii) the Issuer at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of an Event of Default, the Note Insurer (or, if a Note Insurer Default has
occurred and is continuing, the Majorityholders) advise the Indenture Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the

continuation of a book-entry system through the Clearing Agency with respect to such class is no longer in the best interests of the related Note Owners, then the Indenture Trustee shall notify all such Note Owners, through the
Clearing Agency, and the Note Insurer of the occurrence of any such event and of the availability of Definitive Notes to such Note Owners requesting the same.
Upon surrender to the Indenture Trustee of the related Notes by the Clearing
Agency accompanied by registration instructions from the Clearing Agency, the
Issuer shall issue definitive Notes and deliver such definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the
Note Registrar nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive
Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders hereunder. The Indenture Trustee shall not be liable if the
Transferor is unable to locate a qualified successor Clearing Agency.

          (c) Upon surrender for registration of transfer of any Note at the applicable Corporate Trust Office, the Indenture Trustee shall have the Issuer execute, and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized denominations of a like aggregate principal amount.

          (d) At the option of a Noteholder, such Holder's Notes may be exchanged for other Notes in authorized denominations of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, the Indenture
Trustee shall have the Issuer execute, and the Indenture Trustee shall authenticate and deliver the Notes that the Noteholder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Indenture Trustee and the Note Registrar
duly executed by the Holder thereof or his attorney duly authorized in writing.

          (e) All Notes issued upon any registration of transfer or exchange of
Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          (f) No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

          (g) The preceding provisions of this Section notwithstanding, the
Issuer shall not be required to make, and the Note Registrar shall not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the
Note.

          SECTION 2.5. Mutilated, Destroyed, Lost or Stolen Notes. If (a) any
mutilated Note shall be surrendered to the Note Registrar, or if the Note
Registrar shall receive evidence to its satisfaction of the destruction, loss, or theft of any Note and (b) there shall be delivered to the Note Registrar, the
Indenture Trustee and the Note Insurer such security or

indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Note shall have been acquired by a bona fide purchaser, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor and denomination. In connection with the issuance of any new Note under this Section 2.5, the
Indenture Trustee and the Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Note issued pursuant to this Section 2.5 shall constitute valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits of this Indenture, as if originally issued, whether or not the lost, stolen, or destroyed Note shall be found at any time.

          SECTION 2.6. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, the
Note Insurer and any agent of Issuer, the Indenture Trustee and the Note Insurer may treat the Person in whose name any Note is registered (as of the Record
Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the
Note Insurer, the Indenture Trustee nor any agent of the Issuer or the Indenture
Trustee shall be affected by notice to the contrary.

          SECTION 2.7. Access to List of Noteholders' Names and Addresses. The
Indenture Trustee shall furnish or cause to be furnished to the Servicer or the
Note Insurer, at the expense of the Issuer, within 15 days after receipt by the
Indenture Trustee of a request therefor from the Servicer or the Note Insurer, as the case may be, in writing, a list of the names and addresses of the
Noteholders as of the most recent Record Date. If three or more Class A
Noteholders, or one or more Class A Noteholders evidencing not less than 25% of the Class A Note Balance apply in writing to the Indenture Trustee, and such application states that the applicants desire to communicate with other
Noteholders with respect to their rights under this Indenture or under the Notes and such application shall be accompanied by a copy of the communication that such applicants propose to transmit, then the Indenture Trustee shall, within five Business Days after the receipt for such application, afford such applicants access during normal business hours to the current list of
Noteholders. Each Holder, by receiving and holding a Note, shall be deemed to have agreed to hold none of the Issuer, the Servicer, the Note Insurer, the Note
Registrar or the Indenture Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

          SECTION 2.8. Maintenance of Office or Agency. The Indenture Trustee
shall maintain in the City of Dallas an office or offices or agency or agencies where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Indenture Trustee in respect of the
Notes and this Indenture may be served. The Indenture Trustee initially designates its office located at 2001 Bryon Street, 9th Floor, Dallas, Texas
75201, as its office for such purposes. The Indenture Trustee shall give prompt written notice to the Issuer and to Noteholders of any change in the location of the Note Register or any such office or agency.

          SECTION 2.9. Payment of Principal and Interest; Defaulted Interest.

          (a) The Notes shall accrue interest as provided in the forms of the
Notes set forth in Exhibits A-1, A-2, A-3 and A-4, respectively, and such interest shall be due and payable on each Payment Date, as specified therein.
Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment
Date shall be paid as set forth in Section 5.6 of the Sale and Servicing
Agreement.

          (b) The principal of each Note shall be payable in installments on each Payment Date as provided in the forms of the Notes. Notwithstanding the foregoing, the entire unpaid Note Balance of each Class of Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Controlling Party has declared the
Notes to be immediately due and payable in the manner provided in Section 5.2.
In such an event, all principal payments on each Class of Notes shall be made pro rata to the Noteholders of each such Class entitled thereto. Upon written notice from the Issuer, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

          (c) If the Issuer defaults in a payment of interest on the Notes, and such default is waived by the Controlling Party, the Issuer shall pay the Class
A-1 Interest Carryover Shortfall, the Class A-2 Interest Carryover Shortfall,
the Class A-3 Interest Carryover Shortfall or the Class A-4 Interest Carryover
Shortfall to the related Noteholders, as applicable, on the immediately following Payment Date.

          (d) Promptly following the date on which all principal of and interest on the Class A Notes has been paid in full and the Class A Notes have been surrendered to the Indenture Trustee, the Indenture Trustee shall, if the Note
Insurer has paid any amount in respect of the Class A Notes under the Policy or otherwise which has not been reimbursed to it, deliver such surrendered Class A
Notes to the Note Insurer.

          SECTION 2.10. Cancellation. Subject to Section 2.9(d), all Notes
surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee.
Subject to Section 2.9(d), the Issuer may at any time deliver to the Indenture
Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all
Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture.
Subject to Section 2.9(d), all canceled Notes may be held or disposed of by the
Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall timely direct by an Issuer
Order that such Notes be destroyed or returned to it; provided that such Notes have not been previously disposed of by the Indenture Trustee prior to its receipt of such Issuer Order.

          SECTION 2.11. Release of Pledged Property. The Indenture Trustee
shall, on or after the Termination Date, release and cause the Trust Collateral
Agent to release any remaining portion of the Pledged Property from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any of the other Accounts. The Indenture Trustee shall release property from the lien created by this Indenture pursuant to this Section 2.11 only upon receipt of an Issuer Request and, if required by the TIA, Independent
Certificates in accordance with Section 314(c) and 314(d)(1) of the TIA.

                                  ARTICLE III

                                    Covenants

          SECTION 3.1. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest on the Notes and the Class C
Certificates in accordance with the terms of the Notes, the Class C
Certificates, the Trust Agreement and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed on each Payment Date (a) all amounts on deposit in the Note Account deposited therein pursuant to the Sale and Servicing Agreement (i) for the benefit of the Class A-1 Notes, to the Class
A-1 Noteholders, (ii) for the benefit of the Class A-2 Notes, to the Class A-2
Noteholders, (iii) for the benefit of the Class A-3 Notes, to the Class A-3
Noteholders, (iv) for the benefit of the Class A-4 Notes, to the Class A-4
Noteholders and (b) all amounts on deposit in the Note Account for the benefit of the Class C Certificates, including all amounts released or withdrawn from the Supplemental Enhancement Account pursuant to the Sale and Servicing
Agreement to the Class C Certificates, or once the Class C Certificate Balance is reduced to zero and all interest and other amounts due and payable on the
Class C Certificates have been paid in full, to the Class R Certificateholder.
Amounts properly withheld under the Code by any Person from a payment to any
Noteholder or any Class C Certificateholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder or Class C
Certificateholder for all purposes of this Indenture.

          SECTION 3.2. Maintenance of Office or Agency. The Issuer will maintain in the Borough of Manhattan, the City of New York, an office or agency where
Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this
Indenture may be served. The Issuer hereby initially appoints the Indenture
Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the
Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the applicable Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

          SECTION 3.3. Money for Payments to be Held in Trust. On or before each
Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Account from the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes and the Class C
Certificates, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Note Paying Agent is the Indenture Trustee)
shall promptly notify the Indenture Trustee of its action or failure so to act.

                                       10

          The Issuer will cause each Note Paying Agent other than the Indenture
Trustee to execute and deliver to the Indenture Trustee and the Note Insurer an instrument in which such Note Paying Agent shall agree with the Indenture
Trustee (and if the Indenture Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent will:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes and the Class C Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such
     Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Indenture Trustee notice of any default by the Issuer
     (or any other obligor upon the Notes) or the Class C Certificates of which it has actual knowledge in the making of any payment required to be made with respect to the Notes or the Class C Certificates;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture
     Trustee all sums so held in trust by such Note Paying Agent;

          (iv) immediately resign as a Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the
     Notes or the Class C Certificates if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes or the Class C
     Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer
Order, direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture
Trustee upon the same trusts as those upon which the sums were held by such Note
Paying Agent; and upon such a payment by any Note Paying Agent to the Indenture
Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

          Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request with the consent of the
Note Insurer (unless a Note Insurer Default shall have occurred and be continuing) and shall be deposited by the Indenture Trustee in the Collection
Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that if such money or any portion thereof had been

                                       11

previously deposited by the Note Insurer or the Trust Collateral Agent with the
Indenture Trustee for the payment of principal or interest on the Class A Notes or the Class C Certificates, to the extent any amounts are owing to the Note
Insurer, such amounts shall be paid promptly to the Note Insurer upon the
Indenture Trustee's receipt of a written request by the Note Insurer to such effect; and provided, further, that the Indenture Trustee or such Note Paying
Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Note Paying Agent, at the last address of record for each such Holder).

          SECTION 3.4. Existence. Except as otherwise permitted by the provisions of Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of
Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Class C Certificates, the
Pledged Property and each other instrument or agreement included in the Trust
Assets.

          SECTION 3.5. Protection of Pledged Property. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture
Trustee for the benefit of the Note Insurer, the Class C Certificateholders and
the Noteholders to be prior to all other liens in respect of the Trust Assets, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee, for the benefit of the Note Insurer, the Class C
Certificateholders and the Noteholders, a first lien on and a first priority, perfected security interest in the Pledged Property. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i) provide further assurance with respect to the Grant and/or Grant more effectively all or any portion of the Pledged Property or maintain the
     Pledged Property free and clear of all prior liens;

          (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Indenture Trustee for the benefit of the
     Noteholders, the Class C Certificateholders and the Note Insurer created by this Indenture or carry out more effectively the purposes hereof;

                                       12

          (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iv) enforce any of the Pledged Property;

          (v) preserve and defend title to the Pledged Property and the rights of the Indenture Trustee in such Pledged Property against the claims of all persons and parties; and

          (vi) pay all taxes or assessments levied or assessed upon the Pledged
     Property when due.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this Section.

          SECTION 3.6. Opinions as to Pledged Property.

          (a) On the Closing Date, the Issuer shall furnish to the Indenture
Trustee and the Note Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Indenture Trustee, for the benefit of the Noteholders, the Class C
Certificateholders and the Note Insurer, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

          (b) Within 120 days after the beginning of each calendar year, beginning with the calendar year beginning January 1, 2006, the Issuer shall furnish to the Indenture Trustee and the Note Insurer an Opinion of Counsel
either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this
Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until January 30 in the following calendar year.

          SECTION 3.7. Performance of Obligations; Servicing of Receivables. (a)
The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such
Person's material covenants or obligations under any instrument or agreement included in the Pledged Property or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any

                                       13

bankruptcy or other court or as expressly provided in this Indenture, the Basic
Documents or such other instrument or agreement.

          (b) The Issuer may contract with other Persons acceptable to the Note
Insurer (so long as no Note Insurer Default shall have occurred and be continuing) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Note Insurer in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the
Servicer to assist the Issuer in performing its duties under this Indenture.

          (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Pledged Property, including preparing (or causing to prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee or the Note Insurer (or if a Note Insurer
Default has occurred and is continuing, the Majorityholders).

          (d) If a responsible officer of the Owner Trustee shall have actual knowledge of the occurrence of a Servicer Termination Event under the Sale and
Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the
Note Insurer and the Rating Agencies thereof in accordance with Section 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If a Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the
Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

          (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Transferor of their respective duties under the Basic Documents (x) without the prior consent of the Note Insurer (unless a
Note Insurer Default shall have occurred and be continuing) or (y) if the effect thereof would adversely affect the Holders of the Notes or the Class C
Certificates.

          SECTION 3.8. Negative Covenants. So long as any Notes or Class C
Certificates are outstanding, the Issuer shall not:

          (i) except as expressly permitted by this Indenture or the Basic
     Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Pledged
     Property, unless directed to do so by the Controlling Party;

          (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes or the Class C Certificates
     (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder or Class C
     Certificateholder by reason of the payment of the taxes levied or assessed upon any part of the Pledged Property;

                                       14

          (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes or the Class C Certificates under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Pledged Property or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this
     Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Pledged
     Property or (D) amend, modify or fail to comply with the provisions of the
     Basic Documents without the prior written consent of the Controlling Party;

          (iv) engage in any business or activity other than as permitted by the
     Trust Agreement;

          (v) incur or assume any indebtedness or guarantee any indebtedness of any Person, except for such indebtedness incurred pursuant to Section 3.10;
     or

          (vi) dissolve or liquidate in whole or in part or merge or consolidate with any other Person, other than in compliance with Section 3.10.

          SECTION 3.9. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Note Insurer, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended
December 31, 2005), and otherwise in compliance with the requirements of Section
314(a)(4) of the TIA, an Officer's Certificate stating, as to the Authorized
Officer signing such Officer's Certificate, that:

          (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized
     Officer's supervision; and

          (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

          SECTION 3.10. Issuer May Consolidate, Etc. Only on Certain Terms. (a)
The Issuer shall not consolidate or merge with or into any other Person, unless:

          (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the
     Indenture Trustee, in form satisfactory to the Indenture Trustee and the
     Note Insurer (so long as no Note Insurer Default shall

                                       15

     have occurred and be continuing), the due and punctual payment of the principal of and interest on all Notes and the Class C Certificates and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

          (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Note Insurer
     (so long as no Note Insurer Default shall have occurred and be continuing))
     to the effect that such transaction will not cause for federal income tax purposes (i) the Notes to fail to qualify as indebtedness or (ii) the
     Issuer to be treated as an association, or publicly traded partnership, taxable as a corporation;

          (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

          (vi) the Issuer shall have delivered to the Indenture Trustee and the
     Note Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with
     (including any filing required by the Exchange Act); and

          (vii) so long as no Note Insurer Default shall have occurred and be continuing, the Issuer shall have given the Note Insurer written notice of such conveyance or transfer at least twenty (20) Business Days prior to the consummation of such action and shall have received the prior written approval of the Note Insurer of such conveyance or transfer and the Issuer or the Person (if other than the Issuer) formed by or surviving such conveyance or transfer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

          (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Pledged Property, to any Person, unless:

          (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B)
     expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture
     Trustee, and the Note Insurer (so long as no Note Insurer Default shall have occurred and be continuing), the due and punctual payment of the principal of and interest on all Notes and the Class C Certificates and the performance or observance of every agreement and covenant of this Indenture and each of the Basic Documents on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree

                                       16

     by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes and the Class C Certificateholders, and (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture, the Notes and the Class C Certificates;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

          (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Note Insurer
     (so long as no Note Insurer Default shall have occurred and be continuing))
     to the effect that such transaction will not cause for federal income tax purposes (i) the Notes to fail to qualify as indebtedness, or (ii) the
     Issuer to be treated as an association, or publicly traded partnership, taxable as a corporation;

          (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

          (vi) the Issuer shall have delivered to the Indenture Trustee and the
     Note Insurer an Officers' Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with; and

          (vii) so long as no Note Insurer Default shall have occurred and be continuing, the Issuer shall have given the Note Insurer written notice of such conveyance or transfer at least twenty (20) Business Days prior to the consummation of such action and shall have received the prior written approval of the Note Insurer of such consolidation or merger and the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

          SECTION 3.11. Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the
Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

          (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10 (b), Long Beach Acceptance Auto Receivables
Trust 2005-B will be released from every covenant and agreement of this
Indenture to be observed or performed on the part of the Issuer with respect to the Notes or the Class C Certificates, as the case may be,

                                       17

immediately upon the delivery of written notice to the Indenture Trustee stating that Long Beach Acceptance Auto Receivables Trust 2005-B is to be so released.

          SECTION 3.12. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the
Receivables in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto. After the Funding Period, the Issuer shall not fund the acquisition of any additional Receivables.

          SECTION 3.13. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any
Indebtedness except for (i) the Notes, (ii) obligations owing from time to time to the Note Insurer under the Insurance Agreement and (iii) any other
Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes and the Class C Certificates shall be used exclusively to fund the
Issuer's acquisition of the Receivables and the other assets specified in the
Sale and Servicing Agreement, to fund the Pre-Funding Account, the Spread
Account and the Supplemental Enhancement Account and to pay the Issuer's
organizational, transactional and start-up expenses.

          SECTION 3.14. Servicer's Obligations. The Issuer shall cause the
Servicer to comply with Sections 4.9, 4.10, 4.11 and 5.7 of the Sale and
Servicing Agreement.

          SECTION 3.15. Guarantees, Loans, Advances and Other Liabilities.
Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee
(directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

          SECTION 3.16. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets
(either realty or personalty).

          SECTION 3.17. Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any
Basic Document.

          SECTION 3.18. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any payment (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, payments to the
Servicer, the Owner Trustee, the Trust Collateral Agent, the Back-up Servicer,
the Custodian, the Indenture Trustee, the Note Insurer, the Noteholders and

                                       18

the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement, the Spread Account
Agreement or Trust Agreement. The Issuer will not, directly or indirectly, make payments to or payments from the Collection Account except in accordance with this Indenture and the Basic Documents.

          SECTION 3.19. Notice of Events of Default. Upon a responsible officer of the Owner Trustee having actual knowledge or receipt of written notice thereof, the Issuer agrees to give the Indenture Trustee, the Trust Collateral
Agent, the Note Insurer and the Rating Agencies prompt written notice of each
Event of Default hereunder and each default on the part of the Servicer or the
Transferor of its obligations under the Sale and Servicing Agreement.

          SECTION 3.20. Further Instruments and Acts. Upon request of the
Indenture Trustee or the Note Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

          SECTION 3.21. Income Tax Characterization. For purposes of federal income, state and local income and franchise and any other income taxes, the
Issuer will treat, and each Noteholder by its acceptance of a Note will be deemed to have agreed to treat, the Notes as indebtedness and hereby instructs the Indenture Trustee to treat the Notes as indebtedness for all applicable tax reporting purposes.

                                   ARTICLE IV

                           Satisfaction and Discharge

          SECTION 4.1. Satisfaction and Discharge of Indenture. This Indenture
shall cease to be of further effect with respect to the Notes and the Class C
Certificates except as to (i) rights of registration of transfer and exchange of the Notes, (ii) substitution of mutilated, destroyed, lost or stolen Notes,
(iii) rights of Noteholders and the Class C Certificateholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5,
3.8, 3.10, 3.12, 3.13, 3.20 and 3.21, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture
Trustee under Section 6.7 and the obligations of the Indenture Trustee under
Section 4.2) and (vi) the rights of Noteholders and the Class C
Certificateholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the
Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes and the Class C Certificates, when:

               (A)  either

               (1) all Notes theretofore authenticated and delivered (other than
          (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation, the Class C
          Certificates theretofore authenticated and delivered as provided in the

                                       19

          Trust Agreement has been delivered to the Owner Trustee for cancellation and the Policy has expired and been returned to the Note
          Insurer for cancellation; or

               (2) all Notes or Class C Certificates not theretofore delivered to the Indenture Trustee for cancellation

               (i) have become due and payable,

               (ii) will become due and payable on the Class A-1 Final Scheduled
          Payment Date, the Class A-2 Final Scheduled Payment Date, the Class
          A-3 Final Scheduled Payment Date or the Class A-4 Final Scheduled
          Payment Date, as applicable, within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

          and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the
          Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such
          Notes not theretofore delivered to the Indenture Trustee for cancellation when due on the Class A-1 Final Scheduled Payment Date, the Class A-2 Final Scheduled Payment Date, the Class A-3 Final
          Scheduled Payment Date or the Class A-4 Final Scheduled Payment Date,
          as applicable, or the Redemption Date (if the Notes shall have been called for redemption pursuant to Section 10.1(a)), as the case may be;

               (B) the Issuer has paid or caused to be paid all its obligations to the Note Insurer, the Noteholders, the Class C Certificateholders
          and the Indenture Trustee; and

               (C) the Issuer has delivered to the Indenture Trustee and the
          Note Insurer an Officer's Certificate and an Opinion of Counsel and,
          if required by the TIA, an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this
          Indenture have been complied with.

          SECTION 4.2. Application of Trust Money. All moneys deposited with the
Indenture Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes, the Class C
Certificates, the Class R Certificate and this Indenture, to the payment, either directly or through any Note Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes or Certificate for the payment or redemption of which such moneys have been deposited with the Indenture
Trustee, of all sums due and to become due thereon for principal and interest;
but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

                                       20

          SECTION 4.3. Repayment of Moneys Held by Note Paying Agent. In
connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Note Paying Agent other than the
Indenture Trustee under the provisions of this Indenture with respect to such
Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such moneys.

                                   ARTICLE V

                                    Remedies

          SECTION 5.1. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such
Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) default in the payment of any Note Interest when the same becomes due and payable, and such default shall continue for a period of five (5)
     days (solely for purposes of this clause, a payment on the Class A Notes funded by the Note Insurer or funded from amounts on deposit in the
     Supplemental Enhancement Account pursuant to the Sale and Servicing
     Agreement, or the Spread Account pursuant to the Spread Account Agreement, shall be deemed to be a payment made by the Issuer); or

          (ii) default in the payment of the Principal Payment Amount, on the
     Class A-1 Final Scheduled Payment Date, the Class A-2 Final Scheduled
     Payment Date, the Class A-3 Final Scheduled Payment Date or the Class A-4
     Final Scheduled Payment Date, as the case may be (solely for purposes of this clause, a payment on the Class A Notes funded by the Note Insurer or funded from amounts on deposit in the Supplemental Enhancement Account pursuant to the Sale and Servicing Agreement or the Spread Account pursuant to the Spread Account Agreement, shall be deemed to be a payment made by the Issuer); or

          (iii) so long as a Note Insurer Default shall not have occurred and be continuing, an Insurance Agreement Indenture Cross Default shall have occurred; provided, however, that the occurrence of an Insurance Agreement
     Indenture Cross Default may not form the basis of an Event of Default unless the Note Insurer shall, upon prior written notice to the Rating
     Agencies, have delivered to the Issuer and the Indenture Trustee and not rescinded a written notice specifying that such Insurance Agreement
     Indenture Cross Default constitutes an Event of Default under this
     Indenture; or

          (iv) so long as a Note Insurer Default shall not have occurred and be continuing, a default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered under or in connection with this Indenture proving to have been incorrect in any material respect when made, and such default continuing or not being

                                       21

     cured, or the circumstances or conditions for which the representation or warranty was incorrect not having been eliminated or otherwise cured for a period of thirty (30) days after the date on which written notice of such default or incorrect representation or warranty, requiring the same to be remedied, shall have been given to the Issuer and the Indenture Trustee by the Note Insurer (or if a Note Insurer Default has occurred and is continuing, by the Noteholders evidencing not less than 25% of the Class A
     Note Balance or after the Policy Expiration Date, by 100% of the Class C
     Certificateholders; or

          (v) so long as a Note Insurer Default shall have occurred and be continuing, the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Pledged Property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Pledged Property, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

          (vi) so long as a Note Insurer Default shall have occurred and be continuing, the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Pledged Property, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

          SECTION 5.2. Rights Upon Event of Default. (a) If a Note Insurer
Default shall not have occurred and be continuing and an Event of Default shall have occurred and be continuing, the Notes shall become immediately due and payable at par, together with accrued interest thereon. If an Event of Default shall have occurred and be continuing, the Controlling Party may exercise any of the remedies specified in Section 5.4(a). In the event of any acceleration of any Class A Notes by operation of this Section 5.2, the Indenture Trustee shall continue to be entitled to make claims under the Policy pursuant to the Sale and
Servicing Agreement for Scheduled Payments on the Class A Notes. Payments under the Policy following acceleration of any Class A Notes shall be applied by the
Indenture Trustee:

          FIRST: to Class A Noteholders for amounts due and unpaid on the Class
     A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest;
     and

          SECOND: to Class A Noteholders for amounts due and unpaid on the Class
     A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for principal.

          (b) In the event any Class A Notes are accelerated due to an Event of
Default, the Note Insurer shall have the right (in addition to its obligation to pay Scheduled Payments on

                                       22

the Class A Notes in accordance with the Policy), but not the obligation, to make payments under the Policy or otherwise of interest and principal due on such Class A Notes, in whole or in part, on any date or dates following such acceleration as the Note Insurer, in its sole discretion, shall elect.

          (c) If a Note Insurer Default shall have occurred and be continuing and an Event of Default shall have occurred and be continuing, the Indenture
Trustee in its discretion may, or if so requested in writing by the
Majorityholders shall, declare by written notice to the Issuer that the Notes become, whereupon they shall become, immediately due and payable at par, in accordance with the priorities set forth in Section 5.6, together with accrued interest thereon.

          (d) If a Note Insurer Default shall have occurred and be continuing, then at any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V; provided, the Majorityholders, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                    (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such
               acceleration had not occurred; and

                    (B) all sums paid or advanced by the Indenture Trustee
               hereunder and the reasonable compensation, expenses,
               disbursements and advances of the Indenture Trustee and its agents and counsel; and

          (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

          No such rescission shall affect any subsequent default or impair any right consequent thereto.

          SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by
Indenture Trustee. (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will pay to the Indenture Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Note Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

          (b) Each of the Indenture Trustee and the Note Insurer hereby irrevocably and unconditionally appoints the Controlling Party as the true and lawful attorney-in-fact of the

                                       23

Indenture Trustee or the Note Insurer, as applicable, for so long as neither the
Indenture Trustee nor the Note Insurer is the Controlling Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the
Controlling Party as well as in the name, place and stead of the Indenture
Trustee and the Note Insurer such acts, things and deeds for or on behalf of and in the name of either the Indenture Trustee or the Note Insurer under this
Indenture (including specifically under Section 5.4) and under the Basic
Documents which either the Indenture Trustee and the Note Insurer could or might do or which may be necessary, desirable or convenient in such Controlling
Party's sole discretion to effect the purposes contemplated hereunder and under the Basic Documents and, without limitation, following the occurrence of an
Event of Default, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Pledged Property.

          (c) If an Event of Default occurs and is continuing, the Indenture
Trustee may in its discretion but with the consent of the Note Insurer, so long as no Note Insurer Default is then continuing, and shall, at the direction of the Controlling Party, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee or the Controlling Party shall deem effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the
Indenture Trustee by this Indenture or by law.

          (d) Intentionally Omitted.

          (e) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Assets, proceedings under Title 11 of the United States
Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor
     Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture
     Trustee, except as a result of negligence, bad faith or willful misconduct)
     and of the Noteholders allowed in such proceedings;

                                       24

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

          (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture
     Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

          (f) Nothing herein contained shall be deemed to authorize the
Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any
Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

          (g) All rights of action and of asserting claims under this Indenture, the Spread Account Agreement, any other Basic Document or under any of the
Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the
Holders of the Notes.

          (h) In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture, the
Spread Account Agreement or any other Basic Document), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

          SECTION 5.4. Remedies. (a) If an Event of Default shall have occurred and be continuing, the Controlling Party may do one or more of the following
(subject to Section 5.5):

          (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with

                                       25

     respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Pledged Property;

          (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Note Insurer and the Holders of the Notes;
     and

          (iv) direct the Trust Collateral Agent to sell or otherwise liquidate the Pledged Property or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that:

               (A) if the Indenture Trustee is the Controlling Party, the
          Indenture Trustee may not, nor direct the Trust Collateral Agent to, sell or otherwise liquidate the Pledged Property following an Event of
          Default unless:

                    (I) such Event of Default is of the type described in
               Section 5.1(i) or (ii), or

                    (II) either

                         (x) 100% of the Noteholders consent thereto,

                         (y) the proceeds of such sale or liquidation are
                    sufficient to discharge in full all amounts then due and
                    unpaid upon such Notes for principal and interest, or

                         (z) the Indenture Trustee determines that the Trust
                    Assets will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they
                    would have become due if the Notes had not been declared due and payable, and the Indenture Trustee provides prior
                    written notice to the Rating Agencies and obtains the
                    consent of Holders of 66-2/3% of the outstanding Class A
                    Note Balance.

          In determining such sufficiency or insufficiency with respect to clause (y) and (z), the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation, which opinion shall not be at the expense of the Indenture Trustee, as to the feasibility of such proposed action and as to the sufficiency of the Pledged Property for such purpose.

          SECTION 5.5. Optional Preservation of the Pledged Property. If the
Indenture Trustee is the Controlling Party and if the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the
Indenture Trustee may, but need not, elect to direct the Trust Collateral Agent to maintain possession of the Pledged Property. It is the desire of the parties

                                       26

hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to direct the Trust Collateral Agent to maintain possession of the Pledged Property. In determining whether to direct the Trust Collateral Agent to maintain possession of the Pledged Property, the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation, which opinion shall not be at the expense of the Indenture Trustee, as to the feasibility of such proposed action and as to the sufficiency of the Pledged Property for such purpose.

          SECTION 5.6. Priorities.

          (a) If the Indenture Trustee collects any money or property pursuant to this Article V (excluding any payments made under the Policy), or if the
Trust Collateral Agent delivers any money or property in respect of liquidation of the Pledged Property to the Indenture Trustee pursuant to Section 5.4(iv), such money or property, as applicable, shall be applied by the Indenture Trustee on the related Payment Date in the following order of priority:

          First: amounts due and owing and required to be distributed to the
     Servicer (provided there is no Servicer Termination Event), the Indenture
     Trustee, the Custodian and the Back-up Servicer, respectively, pursuant to priorities (i) and (ii) of Section 5.6(c) of the Sale and Servicing
     Agreement and not previously distributed, in the order of such priorities and without preference or priority of any kind within such priorities;

          Second: to the Class A-1 Noteholders, the Class A-2 Noteholders, the
     Class A-3 Noteholders and the Class A-4 Noteholders for amounts due and unpaid on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and
     the Class A-4 Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-1
     Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes for
     interest;

          Third: to the Class A-1 Noteholders, the Class A-2 Noteholders, the
     Class A-3 Noteholders and the Class A-4 Noteholders for amounts due and unpaid on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and
     the Class A-4 Notes for principal, pro rata (based on the then outstanding
     Class A-1 Note Balance, Class A-2 Note Balance, Class A-3 Note Balance and
     Class A-4 Note Balance) without preference of any kind;

          Fourth: amounts due and owing and required to be distributed to the
     Note Insurer pursuant to priorities (v) and (vi) of Section 5.6(c) of the
     Sale and Servicing Agreement and not previously distributed;

          Fifth: for distribution to the Class C Certificateholders, amounts due and owing and required to be distributed pursuant to priority (vii) of
     Section 5.6(c) of the Sale and Servicing Agreement;

          Sixth: to the Collateral Agent for deposit in the Supplemental
     Enhancement Account, any reimbursement amounts pursuant to priority (viii)
     of Section 5.6(c) of the Sale and Servicing Agreement;

                                       27

          Seventh: to the Trust Collateral Agent, the Back-up Servicer, the
     Indenture Trustee and the Custodian, respectively, amounts due and owing and required to be distributed to such entities (including amounts due under Section 6.7) pursuant to priority (ix) of Section 5.6(c) of the Sale and Servicing Agreement and not previously distributed;

          Eighth: to the Collateral Agent, for deposit in the Spread Account, any amounts remaining after application pursuant to the priorities above, for application in accordance with the provisions of the Spread Account
     Agreement;

          Ninth: for distribution to the Class C Certificateholders, pro rata, up to an amount equal to any Class C Interest Carryover Shortfall, Class C
     Supplemental Interest and Class C Principal Deficiency Amount then due and unpaid and the outstanding principal balance of the Class C Certificates;

          Tenth: to the Class R Certificateholder, any remaining amounts released from the Spread Account after application pursuant to the priorities above.

          (b) The Indenture Trustee may fix a record date and payment date for any payment to Noteholders or the Certificateholders pursuant to this Section
5.6. At least 15 days before such record date the Issuer shall mail to each
Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

          SECTION 5.7. Limitation of Suits.

          No Class A Noteholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Holder has previously given written notice to the Indenture
     Trustee of a continuing Event of Default;

          (ii) the Class A Noteholders evidencing not less than 25% of the Class
     A Note Balance have made written request to the Indenture Trustee to institute such proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

          (iv) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

          (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majorityholders;
     and

          (vi) a Note Insurer Default shall have occurred and be continuing.

          It is understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect,

                                       28

disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

          In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the outstanding Class A Note Balance, the
Indenture Trustee shall take direction from the group representing the greater percentage of the outstanding Class A Note Balance, and if the groups represent equal interests, the Indenture Trustee, in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

          SECTION 5.8. Unconditional Rights of Noteholders To Receive Principal
and Interest. Subject to the provisions of this Indenture, the Holder of any
Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date), to the extent that funds are available for distribution to each such Holder on such due dates, and the Controlling Party may institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such
Holder.

          SECTION 5.9. Restoration of Rights and Remedies. If the Controlling
Party or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture
Trustee or to such Noteholder, then and in every such case the Issuer, the
Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture
Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

          SECTION 5.10. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Controlling Party or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.11. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Controlling Party or any Holder of any Note to
exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or
Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Note Insurer or to the
Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Note Insurer or by the Noteholders, as
the case may be.

          SECTION 5.12. Control by Noteholders. If the Indenture Trustee is the
Controlling Party, Majorityholders shall have the right to direct the time, method and place of

                                       29

conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture
Trustee; provided that:

          (i) such direction shall not be in conflict with any rule of law or with this Indenture;

          (ii) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Pledged Property pursuant to such Section, then any direction to the Indenture Trustee by Noteholders representing less than 100% of the outstanding Note Balance of the Notes to sell or liquidate the Pledged Property shall be of no force and effect; and

          (iii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Article VI, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders or the Class C
Certificateholders not consenting to such action.

          SECTION 5.13. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.4, the Note
Insurer (provided no Note Insurer Default shall have occurred and be continuing)
or the Majorityholders (if a Note Insurer Default shall have occurred and be continuing), may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

          Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

          SECTION 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as
Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the
Indenture Trustee, (b) any suit instituted by any Noteholders, or groups of
Noteholders, in each case holding in the aggregate more than 10% of the outstanding Note Balance of each of the Class A Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of

                                       30

principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

          SECTION 5.15. Waiver of Stay or Extension Laws. The Issuer covenants
(to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this
Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 5.16. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Pledged
Property or upon any of the assets of the Issuer.

          SECTION 5.17. Performance and Enforcement of Certain Obligations. (a)
Promptly following a request from the Indenture Trustee upon the direction of the Servicer to do so and at the Issuer's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Transferor and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and
Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Transferor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Transferor or the Servicer of each of their obligations under the Sale and Servicing Agreement.

          (b) If the Indenture Trustee is the Controlling Party and if an Event
of Default has occurred and is continuing, the Indenture Trustee may, and, at the written direction of the Holders of 66-2/3% of the outstanding Note Balance of the Class A Notes shall, subject to Article VI, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Transferor or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Transferor or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

          SECTION 5.18. Subrogation.

          The Note Insurer shall, to the extent it makes any payment with respect to the Class A Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Class A

                                       31

Notes by or on behalf of the Note Insurer, each Class A Noteholder shall be deemed, without further action, to have directed the Indenture Trustee to assign to the Note Insurer all rights to the payment of interest or principal with respect to the Class A Notes which are then due for payment to the extent of all payments made by the Note Insurer and the Note Insurer may exercise any option, vote, right, power or the like with respect to the Class A Notes to the extent that it has made payment with respect to the Class A Notes whether pursuant to the Policy or otherwise. Notwithstanding the foregoing, the order of priority of payments to be made pursuant to Section 5.6(c) of the Sale and Servicing
Agreement shall not be modified by this clause. To evidence such subrogation, the Note Registrar shall note the Note Insurer's rights as subrogee upon the register of Class A Noteholders upon receipt from the Note Insurer of proof of payment by the Note Insurer of any Scheduled Payment or other payment.

          SECTION 5.19. Preference Claims; Direction of Proceedings.

          (a) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any Scheduled Payment paid on a
Class A Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee shall so notify the Note
Insurer, shall comply with the provisions of the Policy to obtain payment by the
Note Insurer of such avoided payment, and shall, at the time it provides notice to the Note Insurer, notify Holders of the Class A Notes by mail that, in the event that any Class A Noteholder's payment is so recoverable, such Class A
Noteholder will be entitled to payment pursuant to the terms of the Policy.
Pursuant to the terms of the Policy, the Note Insurer will make such payment on behalf of the Class A Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Policy) and not to the Indenture Trustee or any Class A Noteholder directly
(unless such Class A Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Note Insurer will make such payment to the Indenture Trustee for payment, in accordance with the instructions to be provided by the Note Insurer, to such Class A Noteholder upon proof of such payment reasonably satisfactory to the Note Insurer).

          (b) Each Notice of Claim shall provide that the Indenture Trustee, on its behalf and on behalf of the Class A Noteholders, thereby appoints the Note
Insurer as agent and attorney-in-fact for the Indenture Trustee and each Class A
Noteholder in any legal proceeding with respect to the Class A Notes. The
Indenture Trustee shall promptly notify the Note Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Indenture
Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any payment made with respect to the Class A
Notes. Each Holder of Class A Notes, by its purchase of Class A Notes, and the
Indenture Trustee hereby agree that so long as a Note Insurer Default shall not have occurred and be continuing, the Note Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the
Note Insurer, but subject to reimbursement as provided in the Insurance
Agreement. In addition, and without limitation of the foregoing, the Note
Insurer shall be subrogated to, and each Class A Noteholder and the Indenture
Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Class A Noteholder in the conduct of any proceeding with respect to a

                                       32

Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                                   ARTICLE VI

                              The Indenture Trustee

          SECTION 6.1. Duties of Indenture Trustee. (a) The Indenture Trustee,
both prior to the occurrence of an Event of Default and after an Event of
Default shall have been cured or waived, shall undertake to perform such duties and only such duties as are specifically set forth in this Indenture. If an
Event of Default shall have occurred and shall not have been cured or waived, the Indenture Trustee may, and at the direction of the Note Insurer (or, if a
Note Insurer Default shall have occurred and is continuing, the
Majorityholders), shall exercise such of the rights and powers vested in it by this Indenture and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

          (b) The Indenture Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee that shall be specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they conform to the requirements of this
Indenture; provided, however, that the Indenture Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not to conform in any material respect to the requirements of this Indenture, the Indenture Trustee shall notify the Note Insurer, the
Class C Certificateholders and the Noteholders of such instrument in the event that the Indenture Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

          (c) The Indenture Trustee shall take and maintain custody of the
Schedule of Receivables included as Schedule A to the Sale and Servicing
Agreement and each Schedule of Receivables attached as Schedule A to the related
Transfer Agreement and shall retain copies of all Servicer's Certificates prepared under the Sale and Servicing Agreement.

          (d) No provision of this Indenture shall be construed to relieve the
Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own bad faith; provided, however, that:

          (i) Prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred, the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture, the Indenture Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this Indenture, no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee and, in the absence of bad faith on the part of the Indenture Trustee, the
     Indenture Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture;

                                       33

          (ii) The Indenture Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Indenture Trustee shall have been negligent in ascertaining the pertinent facts;

          (iii) The Indenture Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken in good faith in accordance with this Indenture or at the direction of the Note Insurer or, after a
     Note Insurer Default, the Class A Noteholders evidencing not less than 25%
     of the Class A Note Balance, or, after the Policy Expiration Date, by 100%
     of the Class C Certificateholders, relating to the time, method, and place of conducting any proceeding for any remedy available to the Indenture
     Trustee, or exercising any trust or power conferred upon the Indenture
     Trustee, under this Indenture;

          (iv) The Indenture Trustee shall not be charged with knowledge of any
     Event of Default, unless a Responsible Officer of the Indenture Trustee receives written notice of such Event of Default from the Servicer or the
     Transferor, as the case may be, the Note Insurer or, after a Note Insurer
     Default, the Class A Noteholders evidencing not less than 25% of the Class
     A Note Balance or, after the Policy Expiration Date, by 100% of the Class C
     Certificateholders (such notice shall constitute actual knowledge of an
     Event of Default by the Indenture Trustee); and

          (v) The Indenture Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

          (e) The Indenture Trustee may, but shall not be required to, expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, unless it shall have been provided with indemnity against such risk or liability in form and substance satisfactory to the Indenture Trustee, and none of the provisions contained in this Indenture shall in any event require the Indenture
Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Indenture except during such time, if any, as the Indenture Trustee, in its capacity as Back-up Servicer, shall be the successor to, and be vested with the rights, duties, powers, and privileges of, the Servicer in accordance with the terms of the Sale and Servicing Agreement.

          (f) Except for actions expressly authorized by this Indenture, the
Indenture Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

          (g) All information obtained by the Indenture Trustee regarding the
Obligors and the Receivables, whether upon the exercise of its rights under this
Indenture or otherwise, shall be maintained by the Indenture Trustee in confidence and shall not be disclosed to any other Person, all in accordance with the Federal Financial Privacy Law; provided that, nothing herein shall prevent the Indenture Trustee from delivering copies of such information whether or not constituting Confidential Information, and disclosing other information, whether or not Confidential Information, to (i) its directors, officers, employees, agents and professional consultants to the extent necessary to carry on the Indenture Trustee's business in the ordinary

                                       34

course, (ii) any Noteholder or the Note Insurer to the extent that such
Noteholder or the Note Insurer is entitled to such information under this
Indenture, but not otherwise, (iii) any governmental authority which specifically requests (or as to which applicable regulations require) such information, (iv) any nationally recognized rating agency in connection with the rating of the Notes by such agency, or (v) any other Person to which such delivery or disclosure may be necessary or appropriate, (a) in compliance with any applicable law, rule, regulation or order, (b) in response to any subpoena or other legal process, (c) in connection with any litigation to which the
Indenture Trustee is a party, (d) in order to enforce the rights of the
Noteholders and the Note Insurer under the Trust established hereunder, or (e)
otherwise, in accordance with the Federal Financial Privacy Law; provided, that, prior to any such disclosure, the Indenture Trustee shall inform each such party
(other than any Noteholder, the Note Insurer or any other party to the Basic
Documents) that receives Confidential Information of the foregoing requirements and shall use its commercially reasonable best efforts to cause such party to comply with such requirements.

          (h) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

          (i) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and the provisions of the
TIA.

          (j) The Indenture Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and
Servicing Agreement.

          (k) The Indenture Trustee shall, and hereby agrees that it will, hold the Policy in trust, and will hold any proceeds of any claim on the Policy in trust, solely for the use and benefit of the Class A Noteholders.

          (l) Without limiting the generality of this Section 6.1, the Indenture
Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the
Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii)
to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Pledged Property, (iv) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture or the Sale and Servicing Agreement believed by the
Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Issuer's, the Transferor's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer and as custodian of the
Receivable Files under the Sale and Servicing Agreement.

                                       35

          (m) In no event shall JPMorgan Chase, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the
Delaware Statutory Trust Act, common law, or the Trust Agreement.

          (n) The Indenture Trustee shall not be required to give any bond or surety in respect of the powers granted to it under this Indenture.

          SECTION 6.2. Rights of Indenture Trustee. Except as otherwise provided in Section 6.1(b):

          (i) The Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate,
     Servicer's Certificate, certificate of auditors, or any other Opinion of
     Counsel, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          (ii) The Indenture Trustee may consult with counsel, and any written advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Indenture in good faith and in accordance with such written advice or Opinion of Counsel.

          (iii) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture, or to institute, conduct, or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Noteholders or the Note Insurer pursuant to the provisions of this
     Indenture, unless such Noteholders or the Note Insurer shall have offered to the Indenture Trustee reasonable security or indemnity in form and substance reasonably satisfactory to the Indenture Trustee against the costs, expenses, and liabilities that may be incurred therein or thereby;
     nothing contained in this Indenture, however, shall relieve the Indenture
     Trustee of the obligations, upon the occurrence of an Event of Default
     (that shall not have been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

          (iv) The Indenture Trustee shall not be bound to make any
     investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document, unless requested in writing to do so by the Note Insurer (if no Note Insurer
     Default shall have occurred or be continuing), the Issuer or by the Class A
     Noteholders evidencing not less than 25% of the Class A Note Balance or, after the Policy Expiration Date, by 100% of the Class C
     Certificateholders; provided, however, that, if the payment within a reasonable time to the Indenture Trustee of the costs, expenses, or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Indenture Trustee, not assured to the
     Indenture Trustee by the security afforded to it by the terms of this
     Indenture, the Indenture Trustee may require indemnity in form and substance satisfactory to it against such cost, expense, or liability as a condition to so proceeding.

                                       36

     The reasonable expense of every such examination shall be paid by the
     Person making such request or, if paid by the Indenture Trustee, shall be reimbursed by the Person making such request upon demand.

          (v) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties under this Indenture either directly or by or through agents or attorneys or a custodian. The Indenture Trustee shall not be responsible for any misconduct or negligence of any such agent or custodian appointed with due care by it hereunder, or of any agent or custodian of the Servicer in its capacity as Servicer or custodian or otherwise.

          (vi) The Indenture Trustee shall have no duty of independent inquiry, and the Indenture Trustee may rely upon the representations and warranties and covenants of the Transferor and the Servicer contained in the Basic
     Documents with respect to the Receivables and the Receivable Files.

          (vii) The Indenture Trustee may rely, as to factual matters relating to the Transferor or the Servicer, on an Officer's Certificate of the
     Transferor or Servicer, respectively.

          (viii) The Indenture Trustee shall not be required to take any action or refrain from taking any action under this Indenture, or any related documents referred to herein, nor shall any provision of this Indenture, or any such related document be deemed to impose a duty on the Indenture
     Trustee to take action, if the Indenture Trustee shall have been advised by counsel that such action is contrary to (i) the terms of this Indenture,
     (ii) any such related document or (iii) law.

                                       37

          SECTION 6.3. Individual Rights of Indenture Trustee. The Indenture
Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Paying Agent,
Note Registrar, co-registrar or co-Note Paying Agent may do the same with like rights.

          SECTION 6.4. Indenture Trustee's Disclaimer. The recitals contained herein shall be taken as the statements of the Issuer and the Indenture Trustee does not assume any responsibility for the correctness thereof. The Indenture
Trustee shall not make any representations as to the validity or sufficiency of this Indenture, the Notes, or of any Receivable or related document. The
Indenture Trustee shall not at any time have any responsibility or liability for or with respect to the validity or adequacy of this Indenture, the Trust Assets or the Notes; it shall not be accountable for the Issuer's use of the proceeds from the Notes; and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the
Notes or in the Notes; provided, however, that the foregoing shall not relieve the Indenture Trustee of its obligation to perform its duties under this
Indenture. Except with respect to a claim based on the failure of the Indenture
Trustee to perform its duties under this Indenture or based on the Indenture
Trustee's negligence or willful misconduct, no recourse shall be had for any claim based on any provision of this Indenture, the Notes, or any Receivable or assignment thereof against the Indenture Trustee in its individual capacity, the
Indenture Trustee shall not have any personal obligation, liability, or duty whatsoever to any Noteholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Issuer or any indemnitor who shall furnish indemnity as provided in this Indenture. The Indenture Trustee shall not be accountable for the use or application by the Issuer of any of the
Notes or of the proceeds of such Notes, or for the use or application of any funds paid to the Servicer in respect of the Receivables.

          SECTION 6.5. Notice of Defaults. If an Event of Default or a Servicing
Termination Event under the Sale and Servicing Agreement occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Indenture Trustee,
the Indenture Trustee shall mail to each Noteholder notice of the Event of
Default or Servicer Termination Event within ninety (90) days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of two or more of its
Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

          SECTION 6.6. Reports by Indenture Trustee to Holders. The Indenture
Trustee shall deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its federal and state income tax returns.

          SECTION 6.7. Compensation and Indemnity. (a) Pursuant to Section
5.6(c) of the Sale and Servicing Agreement, the Issuer shall pay to the
Indenture Trustee and the Back-up Servicer from time to time compensation for their services. The Indenture Trustee, in its capacities as Indenture Trustee,
Trust Collateral Agent and Back-up Servicer, shall be entitled to receive the
Indenture Trustee's Fee and the Back-up Servicer's Fee on each Payment Date. The
Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of

                                       38

an express trust. Pursuant to Section 5.6(c) of the Sale and Servicing
Agreement, the Issuer shall reimburse the Indenture Trustee and the Trust
Collateral Agent for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses and disbursements of the Indenture Trustee's, the Back-up Servicer's, the
Collateral Agent's and the Trust Collateral Agent's agents, counsel, accountants and experts. The Issuer shall cause the Servicer to indemnify the Indenture
Trustee, the Trust Collateral Agent, the Back-up Servicer, the Collateral Agent
and their respective officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by each of them in connection with the acceptance or the administration of this trust and the performance of its duties under the Basic Documents. The Indenture
Trustee, the Trust Collateral Agent, the Collateral Agent or the Back-up
Servicer shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee, the Back-up
Servicer, the Collateral Agent or the Trust Collateral Agent to so notify the
Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under Article XII of the Sale and
Servicing Agreement. The Issuer shall cause the Servicer to defend any such claim, the Indenture Trustee, Trust Collateral Agent, the Collateral Agent or
the Back-up Servicer may have separate counsel and the Issuer shall cause the
Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee, the Back-up Servicer, the
Collateral Agent or Trust Collateral Agent through the Indenture Trustee's, the
Back-up Servicer's, the Collateral Agent's or Trust Collateral Agent's own
willful misconduct, negligence or bad faith.

          (b) The Issuer's payment obligations pursuant to this Section shall survive the discharge of this Indenture or the earlier resignation or removal of the Indenture Trustee. When the Indenture Trustee, the Trust Collateral Agent or
the Back-up Servicer incurs expenses after the occurrence of a Default specified in Section 5.1(iv) and (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States
Code or any other applicable federal or state bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the Basic
Documents, the Indenture Trustee agrees that the obligations of the Issuer (but not the Servicer) to the Indenture Trustee hereunder and under the Basic
Documents shall be recourse to the Pledged Property only and specifically shall not be recourse to the assets of any Certificateholder or any Noteholder. In addition, the Indenture Trustee agrees that its recourse to the Issuer, the
Pledged Property, the Transferor and amounts held pursuant of the Spread Account
Agreement shall be limited to the right to receive the payments referred to in
Section 5.6(c) and (d) of the Sale and Servicing Agreement.

          SECTION 6.8. Replacement of Indenture Trustee. The Indenture Trustee
may resign at any time by so notifying the Issuer and the Note Insurer. To the extent that the Indenture Trustee resigns hereunder, the Trust Collateral Agent shall resign under the Sale and Servicing Agreement and the Collateral Agent
shall resign under the Spread Account Agreement. The Issuer may and, at the
request of the Note Insurer (unless a Note Insurer Default shall have occurred and be continuing) shall, remove the Indenture Trustee, if:

          (i) the Indenture Trustee fails to comply with Section 6.11;

                                       39

          (ii) a court having jurisdiction in the premises in respect of the
     Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs;

          (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the
     Indenture Trustee and such case is not dismissed within sixty (60) days;

          (iv) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture
     Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing;

          (v) the Trust Collateral Agent resigns or is removed in accordance with Section 10.8 of the Sale and Servicing Agreement;

          (vi) the Collateral Agent resigns or is removed in accordance with the
     Spread Account Agreement;

          (vii) the Back-up Servicer is removed in accordance with Section 8.5 of the Sale and Servicing Agreement; or

          (viii) the Indenture Trustee otherwise becomes incapable of acting.

          If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the
Issuer shall promptly appoint a successor Indenture Trustee and Trust Collateral
Agent acceptable to the Note Insurer (so long as a Note Insurer Default shall not have occurred and be continuing). If the Issuer fails to appoint such a successor Indenture Trustee and Trust Collateral Agent, the Controlling Party
may appoint a successor Indenture Trustee and Trust Collateral Agent.

          A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Note Insurer (provided that no Note Insurer Default shall have occurred and be continuing) and to the
Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee under this Indenture subject to satisfaction of the Rating Agency Condition. The successor Indenture

                                       40

Trustee shall mail a notice of its succession to Noteholders. The retiring
Indenture Trustee shall promptly transfer all property held by it as Indenture
Trustee to the successor Indenture Trustee.

          If a successor Indenture Trustee does not take office within sixty
(60) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Note Insurer (so long as no Note
Insurer Default has occurred and is continuing) or the Majorityholders (if a
Note Insurer Default has occurred and is continuing) may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          If the Indenture Trustee fails to comply with Section 6.11, any
Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

          Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor
Indenture Trustee pursuant to this Section and payment of all fees and expenses owed to the retiring Indenture Trustee.

          Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

          SECTION 6.9. Successor Indenture Trustee by Merger. If the Indenture
Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee. The Indenture
Trustee shall provide the Rating Agencies with written notice of any such transaction and shall mail notice of such merger or consolidation to the Rating
Agencies.

          In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such
Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

          SECTION 6.10. Appointment of Co-Trustee or Separate Trustee.

          (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Indenture Trustee with the consent of the Note Insurer (so long as a Note Insurer Default shall not have occurred and be continuing) shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the
Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties,

                                       41

obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under Section
6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture
     Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations
     (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture
     Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor Indenture Trustees; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Indenture
Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the
Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this
Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the
Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor Indenture
Trustee.

          (e) Any and all amounts relating to the fees and expenses of the co-trustee or separate trustee will be borne by the Pledged Property.

                                       42

          SECTION 6.11. Eligibility. The Indenture Trustee shall at all times satisfy the requirements of Section 310(a) of the TIA. The Indenture Trustee
under this Indenture shall at all times be organized and doing business under the laws of the United States of America or any state thereof; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by
Federal or State authorities satisfactory to the Note Insurer; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by each Rating Agency. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 6.11, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the
Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.11, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 6.8. The Indenture Trustee shall comply with Section 310(b) of the TIA, including the optional provision permitted by the second sentence of Section 310(b)(9) of the TIA; provided, however, that there shall be excluded from the operation of Section 310(b)(1) of the TIA any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in 310(b)(1) of the TIA are met.

          SECTION 6.12. Preferential Collection of Claims Against Issuer. The
Indenture Trustee shall comply with Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated

          SECTION 6.13. Representations and Warranties of the Indenture Trustee.
The Indenture Trustee represents and warrants to the Issuer and the Note Insurer as follows:

          (a) Due Organization. The Indenture Trustee is a national banking association in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

          (b) Corporate Power. The Indenture Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Indenture Trustee hereunder.

          (c) Due Authorization. The execution and delivery by the Indenture
Trustee of this Indenture and the other Basic Documents to which it is a party, and the performance by the Indenture Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Indenture Trustee, or the performance by the Indenture Trustee, of this Indenture and such other Basic
Documents.

          SECTION 6.14. Valid and Binding Indenture. The Indenture Trustee has
duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic
Document constitutes the legal, valid and binding obligation of the Indenture
Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy,

                                       43

insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          SECTION 6.15. Waiver of Setoffs. The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any Account and agrees that amounts in the Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

          SECTION 6.16. Control by the Controlling Party. The Indenture Trustee
shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Controlling Party, except that if any
Event of Default shall have occurred and be continuing, the Indenture Trustee shall act upon and comply with notices and instructions given by the Controlling
Party alone in the place and stead of the Issuer.

                                   ARTICLE VII

                      Noteholders' Lists and Communications

          SECTION 7.1. Issuer To Furnish To Indenture Trustee Names and
Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each
Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders and the Class C Certificateholders as of such Record Date,
(b) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. If definitive Notes have been issued, the Indenture Trustee or, if the Indenture
Trustee is not the Note Registrar, the Issuer shall furnish to the Note Insurer in writing on an annual basis on each June 30 and at such other times as the
Note Insurer may request a copy of the list.

          SECTION 7.2. Preservation of Information; Communications to
Noteholders.

          (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section
7.1 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

          (b) Noteholders may communicate, pursuant to Section 312(b) of the
TIA, with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of Section 312(c) of the TIA.

                                       44

          SECTION 7.3. Reports by Issuer.

          (a) The Issuer shall:

          (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange
     Act;

          (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this
     Indenture as may be required from time to time by such rules and regulations; and

          (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Class A Noteholders described in Section 313(c) of the TIA) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section
     7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

          (b) Unless the Issuer otherwise determines, the fiscal year of the
Issuer shall end on December 31 of each year.

          SECTION 7.4. Reports by Indenture Trustee. If required by Section
313(a) of the TIA, within 60 days after the end of each year, commencing with the year ended December 31, 2005, the Indenture Trustee shall mail to each Class
A Noteholder as required by Section 313(c) of the TIA a brief report dated a of such date that complies with Section 313(a) of the TIA. The Indenture Trustee shall also comply with Section 313(b) of the TIA.

          A copy of each report at the time of its mailing to Class A
Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Class A Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Class A Notes are listed on any stock exchange.

                                  ARTICLE VIII

                          Collection of Money; Releases

          SECTION 8.1. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it, or cause the Trust Collateral Agent to apply all money received by it, as provided in this Indenture and the Sale and Servicing Agreement.
Except as otherwise expressly provided in this Indenture or in the Sale and
Servicing Agreement, if any default occurs in the

                                       45

making of any payment or performance under any agreement or instrument that is part of the Pledged Property, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this
Indenture and any right to proceed thereafter as provided in Article V.

          SECTION 8.2. Release of Pledged Property(a) Subject to the payment of its fees and expenses and other amounts pursuant to Section 6.7, the Indenture
Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture
Trustee as provided in this Article VIII shall be bound to ascertain the
Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

          (b) The Indenture Trustee shall, at such time as there are no Notes or
Class C Certificates outstanding and all amounts due to the Class C
Certificateholders have been paid in full, all amounts owing to the Note Insurer under the Basic Documents have been paid and all sums due the Indenture Trustee pursuant to Section 6.7 have been paid, release the Pledged Property from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2(b)
only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with Section 314(c) and Section 314(d)(1) of the TIA.

          SECTION 8.3. Opinion of Counsel. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require as a condition to such action, an
Opinion of Counsel in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the Class C Certificates or the rights of the Holders thereof in contravention of the provisions of this
Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Pledged Property. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the
Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                             Supplemental Indentures

          SECTION 9.1. Supplemental Indentures Without Consent of Noteholders.
Without the consent of the Holders of any Notes but with the prior written consent of the Note Insurer (unless a Note Insurer Default shall have occurred and be continuing) and with prior notice to the Rating Agencies and the Class C
Certificateholders by the Issuer, as evidenced to

                                       46

the Indenture Trustee, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the
Indenture Trustee, for any of the following purposes:

          (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this
     Indenture additional property;

          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes or the Class C Certificates contained;

          (iii) to add to the covenants of the Issuer, for the benefit of the
     Holders of the Notes and the Class C Certificates, or to surrender any right or power herein conferred upon the Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

          (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this
     Indenture or in any supplemental indenture; provided that such action shall not adversely affect in any material respect the interests of the Holders of the Notes, as evidenced by satisfaction of the Rating Agency Condition with respect to such supplemental indenture; or

          (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor Indenture Trustee with respect to the Notes and the Class C Certificates and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI.

          (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this
     Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

          The Indenture shall not be amended or modified without the prior written consent of 100% of the Class C Certificateholders (to the extent the
Class C Certificates have not been paid in full) if the result of such amendment or modification is (a) to reduce or change the priority of payments payable to the Class C Certificateholders; (b) to accelerate or postpone the scheduled date of any payment payable to the Class C Certificateholders; or (c) to modify any of the definitions in the Basic Documents which would have the effect of any of the forgoing.

                                       47

          The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          SECTION 9.2. Supplemental Indentures with Consent of Noteholders. The
Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies, with the prior written consent of the
Note Insurer (or, if a Note Insurer Default shall have occurred and be continuing, with the consent of the Majorityholders), enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this
Indenture; provided, however, that, subject to the express rights of the Note
Insurer under the Basic Documents, no such supplemental indenture shall, without the consent of the Holder of each outstanding Note affected thereby and 100% of the Class C Certificateholders, if affected thereby:

          (i) change the date of payment of any installment of principal of, interest on or other amounts with respect to any Note or any Class C
     Certificate, or reduce the principal amount thereof, the Note Rate, the
     Class C Certificate Interest Rate or the Class C Supplemental Interest Rate
     thereon or the Redemption Price with respect to the Notes, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Pledged Property to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or any Class C
     Certificate or the interest thereon is payable;

          (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes or the Class C Certificates on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption
     Date);

          (iii) reduce the percentage of the outstanding Note Balance of the
     Notes, or the principal balance of the Class C Certificates, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

          (iv) reduce the percentage of the outstanding Note Balance of the
     Notes, or the principal balance of the Class C Certificates, required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the
     Pledged Property pursuant to Section 5.4;

          (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note or the
     Class C Certificates affected thereby;

          (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note or any Class C Certificate on any Payment Date
     (including the calculation of any of the

                                       48

     individual components of such calculation) or to affect the rights of the
     Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

          (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Pledged
     Property or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note or
     Class C Certificate of the security provided by the lien of this Indenture.

          The Indenture Trustee may determine whether or not any Notes or any
Class C Certificates would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes and Class C
Certificates, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

          It shall not be necessary for any Act of Noteholders under this
Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes and the Class C Certificateholders to
which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the
Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          SECTION 9.3. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the amendments or modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the
Indenture Trustee's own rights, duties, liabilities or immunities under this
Indenture or otherwise.

          SECTION 9.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes or the Class C Certificates affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the
Holders of the Notes and the Class C Certificates shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 9.5. Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall

                                       49

conform to the requirements of the TIA as then in effect so long as this
Indenture shall then be qualified under the TIA.

          SECTION 9.6. Reference in Notes to Supplemental Indentures. Notes
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture
Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the
Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X

                               Redemption of Notes

          SECTION 10.1. Redemption. (a) The Notes and the Class C Certificates
are subject to redemption in whole, but not in part, by the Class R
Certificateholder on any Payment Date occurring on or after the date on which the outstanding Pool Balance is less than or equal to 10% of the sum of the
Original Pool Balance plus the September Principal Collections Amount plus the
Original Pre-Funded Amount, at a price equal to the Redemption Price. If the
Notes are to be redeemed pursuant to this Section 10.1(a), the Class R
Certificateholder will be required to furnish notice of such election to the
Indenture Trustee not later than the end of the Collection Period for the related Payment Date and deposit with the Indenture Trustee in the Note Account the Redemption Price of the Notes and/or the Class C Certificates to be
redeemed, plus any amounts owed to the Note Insurer under the Insurance
Agreement and all amounts owed to the Indenture Trustee under this Indenture;
whereupon all such Notes and/or the Class C Certificates shall be due and payable on the Redemption Date upon the furnishing of a notice complying with
Section 10.2 to each Holder of Notes and/or the Class C Certificateholders. The
Indenture Trustee shall furnish the Note Insurer and the Rating Agencies notice of such redemption.

          (b) In the event that on the Final Funding Period Payment Date the remaining Pre-Funded Amount after giving effect to the purchase by the
Transferor and the conveyance to the Trust of all Subsequent Receivables during the Funding Period, including any such purchase on the last day of the Funding
Period, is greater than zero, the Class A Notes will be redeemed pursuant to
Section 5.6(c)(iv) of the Sale and Servicing Agreement, in an amount equal to the Mandatory Special Redemption.

          SECTION 10.2. Form of Redemption Notice. Notice of redemption under
Section 10.1(a) shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable
Redemption Date to each Holder of Notes and/or the Class C Certificateholders, as of the close of business on the Record Date preceding the applicable
Redemption Date, at such Holder's address appearing in the Note Register.

          All notices of redemption shall state:

          (i)  the Redemption Date;

                                       50

          (ii) the Redemption Price;

          (iii) that the Record Date otherwise applicable to such Redemption
     Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes and/or the Class C
     Certificateholders and the place where such Notes and/or the Class C
     Certificateholders are to be surrendered for payment of the Redemption
     Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

          (iv) that interest on the Notes shall cease to accrue on the
     Redemption Date.

          Notice of redemption of the Notes and/or the Class C
Certificateholders shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note and/or any Class C Certificateholder shall not impair or affect the validity of the redemption of any other Note or Class C
Certificate.

          SECTION 10.3. Notes Payable on Redemption Date. The Notes and Class C
Certificates to be redeemed shall, following notice of redemption as required by
Section 10.2, on the Redemption Date become due and payable at the Redemption
Price and (unless the Class R Certificateholder shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XI

                                  Miscellaneous

          SECTION 11.1. Compliance Certificates and Opinions, etc. (a) Upon any
application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture
Trustee and to the Note Insurer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished and
(iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                                       51

          (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

          (b) Prior to the deposit of any Pledged Property or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the
Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee and the Note
Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Pledged Property or other property or securities to be so deposited.

          (i) Whenever the Issuer is required to furnish to the Indenture
     Trustee and the Note Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i)
     above, the Issuer shall also deliver to the Indenture Trustee and the Note
     Insurer an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause
     (ii), is 10% or more of the outstanding Note Balance of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than 1% of the outstanding Note Balance of the Notes.

          (ii) Other than with respect to the release of any Purchased
     Receivables or Liquidated Receivables or any Receivable that has been paid in full by or on behalf of the related Obligor, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee and the Note Insurer an
     Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

          (iii) Whenever the Issuer is required to furnish to the Indenture
     Trustee and the Note Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
     (iii) above, the Issuer shall also furnish to the Indenture Trustee and the
     Note Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than
     Purchased Receivables and Defaulted Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii)
     above and this clause (iv), equals 10% or more of the outstanding Note
     Balance of the Notes, but such certificate need not be furnished in

                                       52

     the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than 1% of the then outstanding Note Balance of the Notes.

          (iv) Notwithstanding Section 2.11 or any other provision of this
     Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic
     Documents and (B) make cash payments out of the Accounts as and to the extent permitted or required by the Basic Documents.

          SECTION 11.2. Form of Documents Delivered to Indenture Trustee. In any
case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such
Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or
Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Transferor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the
Transferor or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

          SECTION 11.3. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and

                                       53

except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Indenture
Trustee.

          (c) The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the
Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

          SECTION 11.4. Notices, etc., to Indenture Trustee, Issuer, the Class C
Certificateholders and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver, instruction or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

          (a) The Indenture Trustee by any Noteholder or any Class C
Certificateholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to the Indenture Trustee at the applicable Corporate Trust
Office, or

          (b) The Issuer by the Indenture Trustee or by any Noteholder or any
Class C Certificateholder shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall deemed to have been duly given upon receipt to the Issuer addressed to: Long Beach Acceptance Auto Receivables Trust 2005-B,
in care of Wilmington Trust Company, Rodney Square North, 1100 North Market
Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust
Administration (Telecopy: (302) 636-4140), or at any other address previously furnished in writing to the Indenture Trustee by Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the
Indenture Trustee and the Class C Certificateholders.

          (c) The Note Insurer by the Issuer or the Indenture Trustee shall be sufficient for any purpose hereunder if in writing and mailed by registered mail or personally delivered or telexed or telecopied to the recipient as follows:

To the Note Insurer:   Financial Security Assurance Inc.
                       31 West 52nd Street
                       New York, New York 10019
                       Attention: Transaction Oversight

                                       54

                       Re: Long Beach Acceptance Auto Receivables Trust 2005-B
                       Telex No.: (212) 688-3101
                       Confirmation: (212) 826-0100
                       Telecopy Nos.: (212) 339-3518 or (212) 339-3529

                       (in each case in which notice or other communication to
                       the Note Insurer refers to an Event of Default, a claim
                       on the Policy or with respect to which failure on the
                       part of the Note Insurer to respond shall be deemed to
                       constitute consent or acceptance, then a copy of such
                       notice or other communication should also be sent to the
                       attention of the General Counsel and the Head-Financial
                       Guaranty Group "URGENT MATERIAL ENCLOSED").

To GCFP:                  Greenwich Capital Financial Products, Inc
                          600 Steamboat Road
                          Greenwich, Connecticut 06830
                          Attention: Asset-Backed Finance
                          Telephone: (203)622-5666
                          Facsimile: (203)618-2164

                          With a copy to:

                          Greenwich Capital Financial Products, Inc.
                          600 Steamboat Road
                          Greenwich, Connecticut 06830
                          Attention: General Counsel
                          Telephone: (203)625-6065
                          Facsimile: (203)629-4571

To SPSH:                  Structured Principal Strategies Holdings, LLC
                          55 Par-La-Ville Road
                          Hamilton, Bermuda HM11

          Notices required to be given to the Rating Agencies by the Issuer, the
Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, delivered by overnight courier, mailed certified mail, return receipt requested or, in the case of S&P, delivered electronically to (i) in the case of
Dominion, at the following address: Dominion Bond Service, Inc., One Exchange
Plaza, 55 Broadway, 15th Floor, New York, New York, 10006, (ii) in the case of
Moody's, at the following address: Moody's Investors Service, Inc., 99 Church
Street, New York, New York 10004 and (iii) in the case of S&P, with respect to any information not available in electronic format, at the following address:
Standard & Poor's Ratings Services, 55 Water Street, 41st Floor, New York, New
York 10041, Attention of ABS Surveillance Group and with respect to any information available in electronic format shall be delivered electronically to
Servicer_reports@sandp.com; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                                       55

          SECTION 11.5. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders or the Class C Certificateholder, of any
event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder or Class C Certificateholder, affected by such event, at his address as it appears on the Note Register or the Certificate Register, as the
case may be, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to
Noteholders or the Class C Certificateholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder or Class C Certificateholder shall affect the sufficiency of such notice with respect to other Noteholders or Class C Certificateholder, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture
Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders or the Class C Certificateholders when such notice is required to be given pursuant to any provision of this
Indenture, then any manner of giving such notice as shall be satisfactory to the
Indenture Trustee shall be deemed to be a sufficient giving of such notice.

          Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or
Event of Default.

          SECTION 11.6. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

          The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

          SECTION 11.7. Effect of Headings and Table of Contents. The Article
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 11.8. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents of the
Indenture Trustee.

          SECTION 11.9. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                       56

          SECTION 11.10. Benefits of Indenture. The Note Insurer and its
successors and assigns shall be third-party beneficiaries to the provisions of this Indenture, and shall be entitled to rely upon and directly to enforce such provisions of this Indenture so long as no Note Insurer Default shall have occurred and be continuing. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Class C Certificateholders and
any other party secured hereunder, and any other person with an ownership interest in any part of the Pledged Property, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Note Insurer may disclaim any of its rights and powers under this Indenture (in which case the
Indenture Trustee may exercise such right or power hereunder), but not its duties and obligations under the Policy, upon delivery of a written notice to the Indenture Trustee.

          SECTION 11.11. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date an which nominally due, and no interest shall accrue for the period from and after any such nominal date.

          SECTION 11.12. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN
ACCORDANCE WITH, AND THIS INDENTURE AND ALL MATTERS ARISING OUT OF OR RELATING
IN ANY WAY TO THIS INDENTURE SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW
YORK.

          SECTION 11.13. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.14. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel
(which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee and the Note Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee or the Trust Collateral Agent under this
Indenture or the Sale and Servicing Agreement, or the Collateral Agent under the
Spread Account Agreement.

          SECTION 11.15. Trust Obligation.

          (a) No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Transferor, the Servicer, the Owner Trustee,
the Trust Collateral Agent or the Indenture Trustee on the Notes or under this
Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Issuer, the Transferor, the Servicer, the
Indenture Trustee, the Trust Collateral Agent or the Owner Trustee in its
individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Transferor, the Servicer, the Indenture Trustee, the Trust
Collateral Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Transferor, the Servicer, the Owner
Trustee, the Trust Collateral Agent or the Indenture Trustee or of any successor or assign of the Transferor,

                                       57

the Servicer, the Indenture Trustee, the Trust Collateral Agent or the Owner
Trustee in its individual capacity, except in each case as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Trust
Collateral Agent and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner
Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

          (b) It is expressly understood and agreed by the parties hereto that
(a) this Agreement is executed and delivered by WTC, not individually or personally but solely as Owner Trustee of the Issuer in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the
Issuer is made and intended not as personal representations, undertakings and agreements by WTC but is made and intended for the purpose for binding only the
Issuer, (c) nothing herein contained shall be construed as creating any liability on WTC, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall WTC be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related document.

          (c) Notwithstanding anything contained herein to the contrary, this
Agreement has been executed and delivered by JPMorgan Chase, not in its individual capacity but solely as Indenture Trustee and in no event shall
JPMorgan Chase have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

          SECTION 11.16. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not prior to the date that is one year and one day after the payment in full of all outstanding Notes and the Class C Certificates institute against the Transferor or the Issuer, or join in any institution against the Transferor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Class C Certificates, this Indenture or any of the Basic Documents.

          SECTION 11.17. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or of the
Note Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and

                                       58

all information that is or becomes publicly known, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Indenture Trustee's business or that of its affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Indenture Trustee or an affiliate or an officer, director, employer or shareholder thereof is a party,
(D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by the
Indenture approved in advance by the Servicer or the Issuer or (E) to any independent or internal auditor, agent, employee or attorney of the Indenture
Trustee having a need to know the same, provided that the Indenture Trustee advises such recipient of the confidential nature of the information being disclosed, or (iii) any other disclosure authorized by the Servicer or the
Issuer.

          SECTION 11.18. Rights of Note Insurer as Controlling Party. So long as no Note Insurer Default has occurred and is continuing, except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Indenture, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all
Noteholders if the Note Insurer agrees to take such action or give such consent or approval. If a Note Insurer Default has occurred and is continuing, any provision, including this Section 11.18, which gives the Note Insurer any rights as Controlling Party shall be inoperative during the period of such Note Insurer
Default and such rights shall instead vest in the Indenture Trustee acting at the direction of the Majorityholders.

          SECTION 11.19. Effect of Policy Expiration Date. Notwithstanding
anything to the contrary set forth herein, all references to any right of the
Note Insurer to direct, appoint, consent to, accept, approve of, take or omit to take any action under this Indenture or any other Basic Document shall be inapplicable at all times after the Policy Expiration Date, and (i) if such reference provides for another party or parties to take or omit to take any such action following a Note Insurer Default, such party or parties shall also be entitled to take or omit to take such action following the Policy Expiration
Date and (ii) if such reference does not provide for another party or parties to take or omit to take any such action following a Note Insurer Default, then the
Indenture Trustee acting at the direction of the Majorityholders shall have the right to take or omit to take such action following the Policy Expiration Date.
In addition, any other provision of this Indenture or any other Basic Document which is operative based in whole or in part on whether a Note Insurer Default has or has not occurred shall, at all times on or after the Policy Expiration
Date, be deemed to refer to whether or not the Policy Expiration Date has occurred.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                                       59

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                                        LONG BEACH ACCEPTANCE AUTO RECEIVABLES
                                        TRUST 2005-B,

                                        By: Wilmington Trust Company, not in its
                                        individual capacity but solely as Owner
                                        Trustee

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        JPMORGAN CHASE BANK, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity but solely as Indenture Trustee

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                        [Signature Page to the Indenture]

                                                                         ANNEX A

                                  DEFINED TERMS

                                                                     EXHIBIT A-1

REGISTERED                                                           $59,500,000
No. RA--1--1

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                           CUSIP NO. 542391 CB 1

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY
TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR
REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED
IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER
ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER,
PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.

NO TRANSFER OF THIS NOTE SHALL BE PERMITTED TO BE MADE TO ANY PERSON UNLESS THE
INDENTURE TRUSTEE HAS RECEIVED A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT
THAT EITHER (I) THE TRANSFEREE IS NOT AND IS NOT ACTING ON BEHALF OF OR
INVESTING THE ASSETS OF (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION
3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR (B) A "PLAN"
(AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS
AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (II) A
DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION APPLIES TO THE
TRANSFEREE'S ACQUISITION AND CONTINUED HOLDING OF THIS NOTE. EACH TRANSFEREE OF
A BENEFICIAL INTEREST IN THIS NOTE SHALL BE DEEMED TO MAKE ONE OF THE FOREGOING
REPRESENTATIONS.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.
ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE
LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B
                       3.970% ASSET-BACKED NOTE, CLASS A-1

          Long Beach Acceptance Auto Receivables Trust 2005-B, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of FIFTY-NINE MILLION, FIVE HUNDRED
THOUSAND DOLLARS payable on each Payment Date from the sources and on the terms and conditions set forth herein and as more fully set forth in the Indenture;
provided, however, that the entire unpaid principal amount of this Class A-1
Note shall be due and payable on the October 2006 Payment Date (the "Class

A-1 Final Scheduled Payment Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this
Note is paid or made available for payment. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from and including October 11, 2005 (the "Interest Period").
Interest on this Note will be computed on the basis of a 360-day year and the actual number of days elapsed in the interest accrual period (or, with respect to the first Payment Date, 6 days). Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          The Class A-1 Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance,
Inc. (the "Note Insurer"), pursuant to which the Note Insurer has unconditionally guaranteed payment to the Class A-1 Noteholders of (i) the Class
A-1 Interest Payment Amount with respect to each Payment Date, (ii) the amount, if any, by which the outstanding Class A Note Balance (after taking into account payments of principal on such Payment Date) exceeds the sum of the Pool Balance as of the last day of the related Collection Period and the remaining Pre-Funded
Amount, if any, with respect to such Payment Date and (iii) the Principal
Payment Amount with respect to the Class A-1 Final Scheduled Payment Date, all as more fully set forth in the Indenture and the Sale and Servicing Agreement.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                      A-1-2

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

Date: October 11, 2005

                                        LONG BEACH ACCEPTANCE AUTO
                                        RECEIVABLES TRUST 2005-B

                                        By: Wilmington Trust Company, not in its
                                        individual capacity but solely as Owner
                                        Trustee

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                      A-1-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: October 11, 2005                  JPMORGAN CHASE BANK, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity but solely as Indenture Trustee

                                        By:
                                            ------------------------------------
                                                    Authorized Signatory

                                      A-1-4

                                [REVERSE OF NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 3.970% Asset-Backed Notes, Class A-1 (herein called the "Class
A-1 Notes"), issued under an Indenture dated as of October 1, 2005 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and JPMorgan Chase Bank, National Association, as Indenture
Trustee (the "Indenture Trustee", which term includes any successor Indenture
Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of
the Notes. The 4.325% Asset-Backed Notes, Class A-2 (the "Class A-2 Notes"), the
4.406% Asset-Backed Notes, Class A-3 (the "Class A-3 Notes") and the 4.522%
Asset-Backed Notes, Class A-4 (the "Class A-4 Notes" and together with the Class
A-1 Notes, the Class A-2 Notes, and the Class A-3 Notes, the "Notes") have also been issued under the Indenture. The Notes are subject to all terms of the
Indenture and the Sale and Servicing Agreement. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

          The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

          Principal of the Class A-1 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next Business
Day, commencing October 17, 2005. The term "Payment Date," shall be deemed to include the Class A-1 Final Scheduled Payment Date, the Class A-2 Final
Scheduled Payment Date, the Class A-3 Final Scheduled Payment Date and the Class
A-4 Final Scheduled Payment Date.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices or agencies maintained by the Indenture Trustee in its capacity as Note Registrar or by any successor Note Registrar, in the Borough of Manhattan, The City of New
York, accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations evidencing the same aggregate debt of the
Trust will be issued to the designated transferee.

          The Notes shall be issuable in minimum denominations of one hundred thousand dollars ($100,000) and integral multiples of one thousand dollars
($1,000) in excess thereof. As provided in the Agreement and subject to certain limitations set forth therein, Notes are exchangeable for new Notes of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

                                      A-1-5

          The Indenture Trustee, the Note Registrar, and any agent of the
Indenture Trustee or the Note Registrar may treat the person in whose name this
Note is registered as the owner hereof for all purposes, and neither the
Indenture Trustee, the Note Registrar, nor any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Sale and Servicing
Agreement, the Indenture and the Trust Agreement shall terminate upon the payment to Noteholders of all amounts required to be paid to them pursuant to the Indenture and the Sale and Servicing Agreement, the payment of all
Reimbursement Obligations, and the expiration of any preference period with respect thereto and the disposition of all property held as part of the Trust.
The Class R Certificateholder may redeem the Notes on any Payment Date on or after the outstanding Pool Balance is less than or equal to 10% of the sum of the Original Pool Balance plus the September Principal Collections Amount plus the Original Pre-Funded Amount at a price specified in the Indenture.

          The Issuer shall pay interest on overdue installments of interest at the Class A-1 Note Rate to the extent lawful.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, Trust Collateral Agent, Collateral Agent,
Back-up Servicer, Custodian or the Indenture Trustee on the Notes or under the
Indenture or any certificate or other writing delivered in connection therewith, against (i) the Issuer, the Transferor, the Servicer, the Originator, the
Indenture Trustee, Trust Collateral Agent, Collateral Agent, Back-up Servicer,
Custodian or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Transferor, the Servicer, the
Originator, the Indenture Trustee, Trust Collateral Agent, Collateral Agent,
Back-up Servicer, Custodian or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Transferor, the Servicer, the
Originator, the Owner Trustee, Trust Collateral Agent, Collateral Agent, Back-up
Servicer, Custodian or the Indenture Trustee or of any successor or assign of the Transferor, the Servicer, the Originator, the Indenture Trustee, Trust
Collateral Agent, Collateral Agent, Back-up Servicer, Custodian or the Owner
Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, Trust Collateral Agent,
Collateral Agent, Back-up Servicer, Custodian and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

          The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the
Transferor and the rights of the Noteholders under the Indenture at any time by the Issuer and the Indenture Trustee with the

                                      A-1-6

consent of the Note Insurer but, in certain circumstances, without the consent of the Holders of Notes. The Indenture also contains provisions permitting the
Noteholders representing specified percentages of the outstanding Note Balance of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the
Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this
Note.

          The term "Issuer" as used in this Note includes any successor to the
Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the
Noteholders under the Indenture.

          This Note, the Sale and Servicing Agreement and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture or any of the other Basic
Documents and no provision of this Note or of the Indenture or any of the other
Basic Documents shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust
Company in its individual capacity, any owner of a beneficial interest in the
Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the
Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the
Indenture or in this Note.

                                      A-1-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________
                       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated                              (2)
      -----------------------------     ----------------------------------------
                                        Signature Guaranteed:

________________________________

----------
          (2) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                      A-1-8

                                                                     EXHIBIT A-2

REGISTERED                                                          $120,000,000
No. RA--2--1

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                           CUSIP NO. 542391 CC 9

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY
TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR
REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED
IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER
ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER,
PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.

NO TRANSFER OF THIS NOTE SHALL BE PERMITTED TO BE MADE TO ANY PERSON UNLESS THE
INDENTURE TRUSTEE HAS RECEIVED A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT
THAT EITHER (I) THE TRANSFEREE IS NOT AND IS NOT ACTING ON BEHALF OF OR
INVESTING THE ASSETS OF (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION
3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR (B) A "PLAN"
(AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS
AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (II) A
DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION APPLIES TO THE
TRANSFEREE'S ACQUISITION AND CONTINUED HOLDING OF THIS NOTE. EACH TRANSFEREE OF
A BENEFICIAL INTEREST IN THIS NOTE SHALL BE DEEMED TO MAKE ONE OF THE FOREGOING
REPRESENTATIONS.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.
ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE
LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B
                       4.325% ASSET-BACKED NOTE, CLASS A-2

          Long Beach Acceptance Auto Receivables Trust 2005-B, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of ONE HUNDRED TWENTY MILLION DOLLARS payable on each Payment Date from the sources and on the terms and conditions set forth herein and as more fully set forth in the Indenture; provided, however, that the entire unpaid principal amount of this Class A-2

Note shall be due and payable on the June 2009 Payment Date (the "Class A-2
Final Scheduled Payment Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from and including October 11, 2005 (the "Interest Period").
Interest on this Note will be computed on the basis of a 360-day year consisting of twelve 30 day months (or, with respect to the first Payment Date, 4 days).
Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. Except as otherwise set forth in the Indenture, the rights of the Class A-2 Noteholders to receive payments of principal on each
Payment Date are subordinated to the rights of the Class A-1 Noteholders to receive payments in respect of principal, if any, due on such Payment Date.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          The Class A-2 Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance,
Inc. (the "Note Insurer"), pursuant to which the Note Insurer has unconditionally guaranteed payment to the Class A-2 Noteholders of (i) the Class
A-2 Interest Payment Amount with respect to each Payment Date, (ii) the amount, if any, by which the outstanding Class A Note Balance (after taking into account payments of principal on such Payment Date) exceeds the sum of the Pool Balance as of the last day of the related Collection Period and the remaining Pre-Funded
Amount, if any, with respect to such Payment Date and (iii) the Principal
Payment Amount with respect to the Class A-2 Final Scheduled Payment Date, all as more fully set forth in the Indenture and the Sale and Servicing Agreement.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                      A-2-2

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

Date: October 11, 2005

                                        LONG BEACH ACCEPTANCE AUTO RECEIVABLES
                                        TRUST 2005-B

                                        By: Wilmington Trust Company, not in its
                                        individual capacity but solely as Owner
                                        Trustee

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                      A-2-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: October 11, 2005                  JPMORGAN CHASE BANK, NATIONAL
                                        ASSOCIATION not in its individual
                                        capacity but solely as Indenture Trustee

                                        By:
                                            ------------------------------------
                                                    Authorized Signatory

                                      A-2-4

                                [REVERSE OF NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 4.325% Asset-Backed Notes, Class A-2 (herein called the "Class
A-2 Notes"), issued under an Indenture dated as of October 1, 2005 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and JPMorgan Chase Bank, National Association, as Indenture
Trustee (the "Indenture Trustee", which term includes any successor Indenture
Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of
the Notes. The 3.970% Asset-Backed Notes, Class A-1 (the "Class A-1 Notes"), the
4.406% Asset-Backed Notes, Class A-3 (the "Class A-3 Notes") and the 4.522%
Asset-Backed Notes, Class A-4 (the "Class A-4 Notes" and together with the Class
A-1 Notes, the Class A-2 Notes, and the Class A-3 Notes, the "Notes") have also been issued under the Indenture. The Notes are subject to all terms of the
Indenture and the Sale and Servicing Agreement. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

          The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

          Principal of the Class A-2 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next Business
Day, commencing October 17, 2005. The term "Payment Date," shall be deemed to include the Class A-1 Final Scheduled Payment Date, the Class A-2 Final
Scheduled Payment Date, the Class A-3 Final Scheduled Payment Date and the Class
A-4 Final Scheduled Payment Date.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices or agencies maintained by the Indenture Trustee in its capacity as Note Registrar or by any successor Note Registrar, in the Borough of Manhattan, The City of New
York, accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations evidencing the same aggregate debt of the
Trust will be issued to the designated transferee.

          The Notes shall be issuable in minimum denominations of one hundred thousand dollars ($100,000) and integral multiples of one thousand dollars
($1,000) in excess thereof. As provided in the Agreement and subject to certain limitations set forth therein, Notes are exchangeable for new Notes of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

                                      A-2-5

          The Indenture Trustee, the Note Registrar, and any agent of the
Indenture Trustee or the Note Registrar may treat the person in whose name this
Note is registered as the owner hereof for all purposes, and neither the
Indenture Trustee, the Note Registrar, nor any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Sale and Servicing
Agreement, the Indenture and the Trust Agreement shall terminate upon the payment to Noteholders of all amounts required to be paid to them pursuant to the Indenture and the Sale and Servicing Agreement, the payment of all
Reimbursement Obligations, and the expiration of any preference period with respect thereto and the disposition of all property held as part of the Trust.
The Class R Certificateholder may redeem the Notes on any Payment Date on or after the outstanding Pool Balance is less than or equal to 10% of the sum of the Original Pool Balance plus the September Principal Collections Amount plus the Original Pre-Funded Amount at a price specified in the Indenture.

          The Issuer shall pay interest on overdue installments of interest at the Class A-2 Note Rate to the extent lawful.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, Trust Collateral Agent, Collateral Agent,
Back-up Servicer, Custodian or the Indenture Trustee on the Notes or under the
Indenture or any certificate or other writing delivered in connection therewith, against (i) the Issuer, the Transferor, the Servicer, the Originator, the
Indenture Trustee, Trust Collateral Agent, Collateral Agent, Back-up Servicer,
Custodian or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Transferor, the Servicer, the
Originator, the Indenture Trustee, Trust Collateral Agent, Collateral Agent,
Back-up Servicer, Custodian or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Transferor, the Servicer, the
Originator, the Owner Trustee, Trust Collateral Agent, Collateral Agent, Back-up
Servicer, Custodian or the Indenture Trustee or of any successor or assign of the Transferor, the Servicer, the Originator, the Indenture Trustee, Trust
Collateral Agent, Collateral Agent, Back-up Servicer, Custodian or the Owner
Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, Trust Collateral Agent,
Collateral Agent, Back-up Servicer, Custodian and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

          The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the
Transferor and the rights of the Noteholders under the Indenture at any time by the Issuer and the Indenture Trustee with the

                                      A-2-6

consent of the Note Insurer but, in certain circumstances, without the consent of the Holders of Notes. The Indenture also contains provisions permitting the
Noteholders representing specified percentages of the outstanding Note Balance of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the
Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this
Note.

          The term "Issuer" as used in this Note includes any successor to the
Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the
Noteholders under the Indenture.

          This Note, the Sale and Servicing Agreement and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture or any of the other Basic
Documents and no provision of this Note or of the Indenture or any of the other
Basic Documents shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust
Company in its individual capacity, any owner of a beneficial interest in the
Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the
Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the
Indenture or in this Note.

                                      A-2-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated                               (3)
      -------------------------------   ----------------------------------------
                                        Signature Guaranteed:

_____________________________________

----------
          (3) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                      A-2-8

                                                                     EXHIBIT A-3

REGISTERED                                                           $63,500,000
No. RA--3--1
                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                           CUSIP NO. 542391 CD 7

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY
TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR
REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED
IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER
ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER,
PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.

NO TRANSFER OF THIS NOTE SHALL BE PERMITTED TO BE MADE TO ANY PERSON UNLESS THE
INDENTURE TRUSTEE HAS RECEIVED A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT
THAT EITHER (I) THE TRANSFEREE IS NOT AND IS NOT ACTING ON BEHALF OF OR
INVESTING THE ASSETS OF (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION
3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR (B) A "PLAN"
(AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS
AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (II) A
DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION APPLIES TO THE
TRANSFEREE'S ACQUISITION AND CONTINUED HOLDING OF THIS NOTE. EACH TRANSFEREE OF
A BENEFICIAL INTEREST IN THIS NOTE SHALL BE DEEMED TO MAKE ONE OF THE FOREGOING
REPRESENTATIONS.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.
ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE
LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B
                       4.406% ASSET-BACKED NOTE, CLASS A-3

          Long Beach Acceptance Auto Receivables Trust 2005-B, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of SIXTY-THREE MILLION FIVE HUNDRED
THOUSAND DOLLARS payable on each Payment Date from the sources and on the terms and conditions set forth herein and as more fully set forth in the Indenture;
provided, however, that the entire unpaid principal amount of this Class A-3
Note shall be due and payable on the May 2010 Payment Date (the

                                      A-3-1

"Class A-3 Final Scheduled Payment Date"). The Issuer will pay interest on this
Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from and including October 11, 2005 (the "Interest
Period"). Interest on this Note will be computed on the basis of a 360-day year consisting of twelve 30 day months (or, with respect to the first Payment Date,
4 days). Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. Except as otherwise set forth in the Indenture, the rights of the Class A-3 Noteholders to receive payments of principal on each
Payment Date are subordinated to the rights of the Class A-1 Noteholders and the
Class A-2 Noteholders to receive payments in respect of principal, if any, due on such Payment Date.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          The Class A-3 Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance,
Inc. (the "Note Insurer"), pursuant to which the Note Insurer has unconditionally guaranteed payment to the Class A-3 Noteholders of (i) the Class
A-3 Interest Payment Amount with respect to each Payment Date, (ii) the amount, if any, by which the outstanding Class A Note Balance (after taking into account payments of principal on such Payment Date) exceeds the sum of the Pool Balance as of the last day of the related Collection Period and the remaining Pre-Funded
Amount, if any, with respect to such Payment Date and (iii) the Principal
Payment Amount with respect to the Class A-3 Final Scheduled Payment Date, all as more fully set forth in the Indenture and the Sale and Servicing Agreement.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                      A-3-2

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

Date: October 11, 2005

                                        LONG BEACH ACCEPTANCE AUTO
                                        RECEIVABLES TRUST 2005-B

                                        By: Wilmington Trust Company, not in its
                                        individual capacity but solely as
                                        Owner Trustee

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                      A-3-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: October 11, 2005                  JPMORGAN CHASE BANK, NATIONAL
                                        ASSOCIATION not in its individual
                                        capacity but solely as Indenture Trustee

                                        By:
                                            ------------------------------------
                                                    Authorized Signatory

                                      A-3-4

                                [REVERSE OF NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 4.406% Asset-Backed Notes, Class A-3 (herein called the "Class
A-3 Notes"), issued under an Indenture dated as of October 1, 2005 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and JPMorgan Chase Bank, National Association, as Indenture
Trustee (the "Indenture Trustee", which term includes any successor Indenture
Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of
the Notes. The 3.970% Asset-Backed Notes, Class A-1 (the "Class A-1 Notes"), the
4.325% Asset-Backed Notes, Class A-2 (the "Class A-2 Notes") and the 4.522%
Asset-Backed Notes, Class A-4 (the "Class A-4 Notes" and together with the Class
A-1 Notes, the Class A-2 Notes, and the Class A-3 Notes, the "Notes") have also been issued under the Indenture. The Notes are subject to all terms of the
Indenture and the Sale and Servicing Agreement. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

          The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

          Principal of the Class A-3 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next Business
Day, commencing October 17, 2005. The term "Payment Date," shall be deemed to include the Class A-1 Final Scheduled Payment Date, the Class A-2 Final
Scheduled Payment Date, the Class A-3 Final Scheduled Payment Date and the Class
A-4 Final Scheduled Payment Date.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices or agencies maintained by the Indenture Trustee in its capacity as Note Registrar or by any successor Note Registrar, in the Borough of Manhattan, The City of New
York, accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations evidencing the same aggregate debt of the
Trust will be issued to the designated transferee.

          The Notes shall be issuable in minimum denominations of one hundred thousand dollars ($100,000) and integral multiples of one thousand dollars
($1,000) in excess thereof. As provided in the Agreement and subject to certain limitations set forth therein, Notes are exchangeable for new Notes of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

                                      A-3-5

          The Indenture Trustee, the Note Registrar, and any agent of the
Indenture Trustee or the Note Registrar may treat the person in whose name this
Note is registered as the owner hereof for all purposes, and neither the
Indenture Trustee, the Note Registrar, nor any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Sale and Servicing
Agreement, the Indenture and the Trust Agreement shall terminate upon the payment to Noteholders of all amounts required to be paid to them pursuant to the Indenture and the Sale and Servicing Agreement, the payment of all
Reimbursement Obligations, and the expiration of any preference period with respect thereto and the disposition of all property held as part of the Trust.
The Class R Certificateholder may redeem the Notes on any Payment Date on or after the outstanding Pool Balance is less than or equal to 10% of the sum of the Original Pool Balance plus the September Principal Collections Amount plus the Original Pre-Funded Amount at a price specified in the Indenture.

          The Issuer shall pay interest on overdue installments of interest at the Class A-3 Note Rate to the extent lawful.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, Trust Collateral Agent, Collateral Agent,
Back-up Servicer, Custodian or the Indenture Trustee on the Notes or under the
Indenture or any certificate or other writing delivered in connection therewith, against (i) the Issuer, the Transferor, the Servicer, the Originator, the
Indenture Trustee, Trust Collateral Agent, Collateral Agent, Back-up Servicer,
Custodian or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Transferor, the Servicer, the
Originator, the Indenture Trustee, Trust Collateral Agent, Collateral Agent,
Back-up Servicer, Custodian or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Transferor, the Servicer, the
Originator, the Owner Trustee, Trust Collateral Agent, Collateral Agent, Back-up
Servicer, Custodian or the Indenture Trustee or of any successor or assign of the Transferor, the Servicer, the Originator, the Indenture Trustee, Trust
Collateral Agent, Collateral Agent, Back-up Servicer, Custodian or the Owner
Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, Trust Collateral Agent,
Collateral Agent, Back-up Servicer, Custodian and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

          The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the
Transferor and the rights of the Noteholders under the Indenture at any time by the Issuer and the Indenture Trustee with the

                                      A-3-6

consent of the Note Insurer but, in certain circumstances, without the consent of the Holders of Notes. The Indenture also contains provisions permitting the
Noteholders representing specified percentages of the outstanding Note Balance of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the
Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this
Note.

          The term "Issuer" as used in this Note includes any successor to the
Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the
Noteholders under the Indenture.

          This Note, the Sale and Servicing Agreement and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture or any of the other Basic
Documents and no provision of this Note or of the Indenture or any of the other
Basic Documents shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust
Company in its individual capacity, any owner of a beneficial interest in the
Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the
Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the
Indenture or in this Note.

                                      A-3-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated                              (4)
      -----------------------------     ----------------------------------------
                                        Signature Guaranteed:

___________________________________

----------
          (4) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                      A-3-8

                                                                     EXHIBIT A-4

REGISTERED                                                          $107,000,000
No. RA--4--1
                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                           CUSIP NO. 524391 CE 5

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY
TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR
REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED
IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER
ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER,
PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.

NO TRANSFER OF THIS NOTE SHALL BE PERMITTED TO BE MADE TO ANY PERSON UNLESS THE
INDENTURE TRUSTEE HAS RECEIVED A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT
THAT EITHER (I) THE TRANSFEREE IS NOT AND IS NOT ACTING ON BEHALF OF OR
INVESTING THE ASSETS OF (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION
3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR (B) A "PLAN"
(AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS
AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (II) A
DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION APPLIES TO THE
TRANSFEREE'S ACQUISITION AND CONTINUED HOLDING OF THIS NOTE. EACH TRANSFEREE OF
A BENEFICIAL INTEREST IN THIS NOTE SHALL BE DEEMED TO MAKE ONE OF THE FOREGOING
REPRESENTATIONS.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.
ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE
LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B
                       4.522% ASSET-BACKED NOTE, CLASS A-4

          Long Beach Acceptance Auto Receivables Trust 2005-B, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of ONE HUNDRED SEVEN MILLION DOLLARS payable on each Payment Date from the sources and on the terms and conditions set forth herein and as more fully set forth in the Indenture; provided, however, that the entire unpaid principal amount of this Class A-4

                                      A-4-1

Note shall be due and payable on the June 2012 Payment Date (the "Class A-4
Final Scheduled Payment Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from and including October 11, 2005 (the "Interest Period").
Interest on this Note will be computed on the basis of a 360-day year consisting of twelve 30 day months (or, with respect to the first Payment Date, 4 days).
Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. Except as otherwise set forth in the Indenture, the rights of the Class A-4 Noteholders to receive payments of principal on each
Payment Date are subordinated to the rights of the Class A-1 Noteholders, the
Class A-2 Noteholders and the Class A-3 Noteholders to receive payments in respect of principal, if any, due on such Payment Date.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          The Class A-4 Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance,
Inc. (the "Note Insurer"), pursuant to which the Note Insurer has unconditionally guaranteed payment to the Class A-4 Noteholders of (i) the Class
A-4 Interest Payment Amount with respect to each Payment Date, (ii) the amount, if any, by which the outstanding Class A Note Balance (after taking into account payments of principal on such Payment Date) exceeds the sum of the Pool Balance as of the last day of the related Collection Period and the remaining Pre-Funded
Amount, if any, with respect to such Payment Date and (iii) the Principal
Payment Amount with respect to the Class A-4 Final Scheduled Payment Date, all as more fully set forth in the Indenture and the Sale and Servicing Agreement.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                      A-4-2

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

Date: October 11, 2005

                                        LONG BEACH ACCEPTANCE AUTO
                                        RECEIVABLES TRUST 2005-B

                                        By: Wilmington Trust Company, not in its
                                        individual capacity but solely as
                                        Owner Trustee

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                      A-4-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: October 11, 2005                  JPMORGAN CHASE BANK, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity but solely as Indenture Trustee

                                        By:
                                            ------------------------------------
                                                   Authorized Signatory

                                      A-4-4

                                [REVERSE OF NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 4.522% Asset-Backed Notes, Class A-4 (herein called the "Class
A-4 Notes"), issued under an Indenture dated as of October 1, 2005 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and JPMorgan Chase Bank, National Association, as Indenture
Trustee (the "Indenture Trustee", which term includes any successor Indenture
Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of
the Notes. The 3.970% Asset-Backed Notes, Class A-1 (the "Class A-1 Notes"), the
4.325% Asset-Backed Notes, Class A-2 (the "Class A-2 Notes") and the 4.406%
Asset-Backed Notes, Class A-3 (the "Class A-3 Notes" and together with the Class
A-1 Notes, the Class A-2 Notes, and the Class A-3 Notes, the "Notes") have also been issued under the Indenture. The Notes are subject to all terms of the
Indenture and the Sale and Servicing Agreement. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

          The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

          Principal of the Class A-4 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next Business
Day, commencing October 17, 2005. The term "Payment Date," shall be deemed to include the Class A-1 Final Scheduled Payment Date, the Class A-2 Final
Scheduled Payment Date, the Class A-3 Final Scheduled Payment Date and the Class
A-4 Final Scheduled Payment Date.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices or agencies maintained by the Indenture Trustee in its capacity as Note Registrar or by any successor Note Registrar, in the Borough of Manhattan, The City of New
York, accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations evidencing the same aggregate debt of the
Trust will be issued to the designated transferee.

          The Notes shall be issuable in minimum denominations of one hundred thousand dollars ($100,000) and integral multiples of one thousand dollars
($1,000) in excess thereof. As provided in the Agreement and subject to certain limitations set forth therein, Notes are exchangeable for new Notes of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

                                      A-4-5

          The Indenture Trustee, the Note Registrar, and any agent of the
Indenture Trustee or the Note Registrar may treat the person in whose name this
Note is registered as the owner hereof for all purposes, and neither the
Indenture Trustee, the Note Registrar, nor any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Sale and Servicing
Agreement, the Indenture and the Trust Agreement shall terminate upon the payment to Noteholders of all amounts required to be paid to them pursuant to the Indenture and the Sale and Servicing Agreement, the payment of all
Reimbursement Obligations, and the expiration of any preference period with respect thereto and the disposition of all property held as part of the Trust.
The Class R Certificateholder may redeem the Notes on any Payment Date on or after the outstanding Pool Balance is less than or equal to 10% of the sum of the Original Pool Balance plus the September Principal Collections Amount plus the Original Pre-Funded Amount at a price specified in the Indenture.

          The Issuer shall pay interest on overdue installments of interest at the Class A-4 Note Rate to the extent lawful.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, Trust Collateral Agent, Collateral Agent,
Back-up Servicer, Custodian or the Indenture Trustee on the Notes or under the
Indenture or any certificate or other writing delivered in connection therewith, against (i) the Issuer, the Transferor, the Servicer, the Originator, the
Indenture Trustee, Trust Collateral Agent, Collateral Agent, Back-up Servicer,
Custodian or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Transferor, the Servicer, the
Originator, the Indenture Trustee, Trust Collateral Agent, Collateral Agent,
Back-up Servicer, Custodian or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Transferor, the Servicer, the
Originator, the Owner Trustee, Trust Collateral Agent, Collateral Agent, Back-up
Servicer, Custodian or the Indenture Trustee or of any successor or assign of the Transferor, the Servicer, the Originator, the Indenture Trustee, Trust
Collateral Agent, Collateral Agent, Back-up Servicer, Custodian or the Owner
Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, Trust Collateral Agent,
Collateral Agent, Back-up Servicer, Custodian and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

          The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the
Transferor and the rights of the Noteholders under the Indenture at any time by the Issuer and the Indenture Trustee with the

                                      A-4-6

consent of the Note Insurer but, in certain circumstances, without the consent of the Holders of Notes. The Indenture also contains provisions permitting the
Noteholders representing specified percentages of the outstanding Note Balance of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the
Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this
Note.

          The term "Issuer" as used in this Note includes any successor to the
Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the
Noteholders under the Indenture.

          This Note, the Sale and Servicing Agreement and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture or any of the other Basic
Documents and no provision of this Note or of the Indenture or any of the other
Basic Documents shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust
Company in its individual capacity, any owner of a beneficial interest in the
Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the
Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the
Indenture or in this Note.

                                      A-4-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated                              (5)
      -----------------------------     ----------------------------------------
                                        Signature Guaranteed:

___________________________________

----------
          (5) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                      A-4-8

EXHIBIT B

                          FORM OF DEPOSITORY AGREEMENT

            Please See Tab 83 for the DTC Letter of Representations.

                                       B-1

                                                                       EXHIBIT C

                    [FORM OF CERTIFICATE AS TO ERISA MATTERS]

                                     [date]

Long Beach Acceptance Auto Receivables Trust 2005-B
c/o Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
2001 Bryon Street, 9th Floor
Dallas, Texas 75201
Attention: Structured Finance Transfer Department
           Long Beach 2005-B

         Re: Long Beach Acceptance Auto Receivables Trust 2005-B
             Asset-Backed Notes, Class [A-1][A-2][A-3][A-4]

Ladies and Gentlemen:

          [NAME OF OFFICER] ____________________ hereby certifies that:

          1. That he [she] is [Title of Officer] ________________ of [Name of
Transferee] ______________________________________ (the "Transferee"), a
[savings institution] [corporation] duly organized and existing under the laws of [the State of ________] [the United States], on behalf of which he [she]
makes this affidavit.

          2. The Transferee (i) is not, and is not acting on behalf of or investing the assets of, (a) an employee benefit plan (as defined in Section
3(3) of the Employee Retirement Income Security Act of 1974, as amended
("ERISA")) that is subject to the provisions of Title I of ERISA or (b) a plan
(as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as
amended (the "Code") that is subject to Section 4975 of the Code (each, a
"Benefit Plan") or (ii) is entitled to exemptive relief pursuant to a Department of Labor prohibited transaction class exemption with respect to the Transferee's acquisition and continued holding of such Class [A-1][A-2][A-3][A-4] Notes.

          3. The Transferee hereby acknowledges that under the terms of the
Indenture, dated as of October 1, 2005 (the "Indenture"), between Long Beach
Acceptance Auto Receivables Trust 2005-B (the "Issuer") and JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION, as indenture trustee (the "Indenture Trustee"), no transfer of any Class [A-1][A-2][A-3][A-4] Note (as defined in the Indenture)
shall be

permitted to be made to any person unless the Indenture Trustee has received a certificate from such transferee to the effect that such transferee (A) is not a
Benefit Plan and is not acting on behalf of or investing the assets of any such
Benefit Plan or (B) is entitled to exemptive relief pursuant to a Department of
Labor prohibited transaction class exemption with respect to such transferee's acquisition and continued holding of such Note.

          4. The Class [A-1][A-2][A-3][A-4] Notes shall be registered in the name of _________________ ___________________ [as nominee for the Transferee.]

          IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its
[Title of Officer] ______________ _______________, this _____ day of
___________, _____.

                                        ________________________________________
                                        [name of Transferee]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

          The undersigned hereby
acknowledges that it is holding and
will hold the Class [A-1][A-2][A-3]
[A-4] Notes at the exclusive
direction of and as nominee of the
Investor named above.

_____________________________________
[name of nominee]

By:
    ---------------------------------
    Name:
    Title:

                                       C-2